Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PORTFOLIO BUILDER SERIES

ANNUAL REPORT FOR THE
PERIOD ENDED JANUARY 31, 2009


THIS ANNUAL REPORT DESCRIBES SIX FUNDS,
EACH OF WHICH INVESTS IN OTHER
RIVERSOURCE FUNDS. THE OBJECTIVE OF
EACH FUND IS THE HIGHEST LEVEL OF TOTAL
RETURN THAT IS CONSISTENT WITH AN
ACCEPTABLE LEVEL OF RISK.


RiverSource Portfolio Builder Conservative Fund
RiverSource Portfolio Builder Moderate Conservative Fund
RiverSource Portfolio Builder Moderate Fund
RiverSource Portfolio Builder Moderate Aggressive Fund
RiverSource Portfolio Builder Aggressive Fund
RiverSource Portfolio Builder Total Equity Fund



                                           (ADVICE-BUILT(SM) SOLUTIONS LOGO)

LETTER TO SHAREHOLDERS ---------------------------------------------------------

                           (PHOTO - BANNIGAN - LEWIS)
                           Patrick T. Bannigan (left)
                          Stephen R. Lewis, Jr. (right)


Dear Fellow Shareholders,

2008 was an unprecedented year in many ways. Investors watched the precipitous decline in all the major U.S. and international equity indexes as concerns about the economy gave way to fear and selling of securities. In response to substantial losses in the markets and weakening economic indicators, the government stepped in swiftly and aggressively to encourage liquidity and credit availability in an attempt to make credit markets function. By the end of the calendar year, these actions still needed time to gain traction in the markets.

During a severe economic environment like the one we are experiencing, it is essential that investors try not to let short-term losses in the market distract from a long-term investment plan. Such discipline may be easier said than done in the presence of negative news in the media. However, the financial choices you make today -- practicing patience or locking in losses -- will influence your portfolio's performance.

GETTING BACK ON TRACK
Whether you look at the glass as half empty or half full, every broad based market decline creates investment opportunities. The financial markets are expected to recover, although it is impossible to know when. In the meantime, make sure your portfolio is positioned to benefit from the next sources of growth.

Market recoveries often occur before the reported end of a recession. If you wait for validation of economic recovery before reinvesting in the markets, you may well miss out on market returns associated with the economic rebound.

                                                                      TIME ELAPSED
                                                                      BETWEEN BEAR
                                                                      MARKET AND                RETURNS
RECESSION                                     BEAR MARKET ENDED       RECESSION END DATES       MISSED*
-------------------------------------------------------------------------------------------------------
August 1929 - March 1933                      June 1932               9 months                   39.21%
August 1957 - April 1958                      December 1957           4 months                    9.94%
December 1969 - November 1970                 June 1970               5 months                   21.81%
November 1973 - March 1975                    September 1974          6 months                   34.47%
July 1981 - November 1982                     July 1982               4 months                   31.72%
July 1990 - March 1991                        October 1990            5 months                   25.33%
-------------------------------------------------------------------------------------------------------


* S&P 500(R) Index total returns for the number of months between the recession and bear market end dates.

Be sure your portfolio is on track today. Talk with your financial professional about opportunities that have been created in the markets and take advantage of our solutions and strategies that can help position portfolios for the next market recovery cycle.

OUR FAMILY OF FUNDS
We also want to share some good news with our fellow shareholders. Last November, RiverSource Investments, a wholly owned subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated. Seligman's long heritage of investing and exceptional wealth of experience is a valuable addition to RiverSource Investments. Along with RiverSource and Threadneedle, Seligman joins our comprehensive family of mutual funds we offer investors.


--------------------------------------------------------------------------------
THIS PAGE IS NOT PART OF THE ANNUAL REPORT

--------------------------------------------------------------------------------


In addition, we are excited to welcome John Maher and Leroy Richie to the RiverSource Funds Board of Directors. Mr. Maher and Mr. Richie join us from the Seligman Fund Board of Directors. The acquisition of Seligman creates several new opportunities for RiverSource Funds' shareholders, including access to talented portfolio managers and competitive mutual fund solutions to help you reach your investment goals. We hope you are as excited by these opportunities as we are. Thank you for investing with us.



/s/ STEPHEN R. LEWIS, JR.                /s/ PATRICK T. BANNIGAN
Stephen R. Lewis, Jr.                    Patrick T. Bannigan
Chairman of the Boards                   President, RiverSource Funds



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES
AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. FOR A
FREE PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT
INFORMATION ABOUT THE FUNDS, CALL (888) 791-3380. READ THE
PROSPECTUS CAREFULLY BEFORE INVESTING.

Asset allocation, diversification, and dollar cost averaging do not assure a profit or protect against loss and past performance is no guarantee of future results.

Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged list of common stocks and is frequently used as a general measure of U.S. market performance.



  For more information
  about any of our
  RiverSource Funds, go
  online to RiverSource.com
  or call (888) 791-3380.
  Customer Service
  Representatives are
  available to answer your
  questions Monday through
  Friday from 8 a.m. to
  5 p.m. Central time.






--------------------------------------------------------------------------------
                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance
  RiverSource Portfolio Builder
    Conservative Fund..............    3
  RiverSource Portfolio Builder
    Moderate Conservative Fund.....    6
  RiverSource Portfolio Builder
    Moderate Fund..................    9
  RiverSource Portfolio Builder
    Moderate Aggressive Fund.......   12
  RiverSource Portfolio Builder
    Aggressive Fund................   15
  RiverSource Portfolio Builder
    Total Equity Fund..............   18
Manager Commentary.................   21
The Fund's Long-term Performance...   26
Investment Changes.................   38
Fund Expenses Examples.............   50
Investments in Affiliated Funds....   57
Statements of Assets and
  Liabilities......................   69
Statements of Operations...........   71
Statements of Changes in Net
  Assets...........................   73
Financial Highlights...............   76
Notes to Financial Statements......   88
Report of Independent Registered
  Public Accounting Firm...........   99
Federal Income Tax Information.....  100
Board Members and Officers.........  102
Proxy Voting.......................  104



       (DALBAR LOGO)

The RiverSource mutual
fund shareholder reports
have been awarded the
Communications Seal from
Dalbar Inc., an
independent financial
services research firm.
The Seal recognizes
communications
demonstrating a level of
excellence in the
industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Portfolio Builder Conservative Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Portfolio Builder Conservative Fund (the Fund) Class A shares fell
  13.09% (excluding sales charge) for the 12 months ended Jan. 31, 2009.

> The Fund's bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 2.59% for the period.

> The Fund's domestic equity benchmark, the Russell 3000(R) Index, declined
  38.86% for the period.

> The MSCI EAFE Index, decreased 43.42% during the same 12-month period.

> The Citigroup 3-Month U.S. Treasury Bill Index gained 1.52% for the same period.

> The Fund underperformed its Blended Index, composed of 70% Barclays Capital
  U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), 14% Russell 3000(R) Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% Morgan Stanley Capital International (MSCI) EAFE Index, which declined 7.46% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Jan. 31, 2009)
--------------------------------------------------------------------------------


                                                                                       Since
                                                                                     inception
                                                                  1 year   3 years     3/4/04
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative Fund
  Class A (excluding sales charge)                               -13.09%    -1.13%     +1.01%
----------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)            +2.59%    +5.19%     +4.18%
----------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                -38.86%   -12.23%     -4.59%
----------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                      -43.42%   -11.84%     -0.78%
----------------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)            +1.52%    +3.65%     +3.12%
----------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                         -7.46%    +1.54%     +2.59%
----------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of RiverSource Portfolio Builder Conservative Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                   RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------
RiverSource Portfolio Builder Conservative Fund


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


AT JAN. 31, 2009
                                                                                        SINCE
Without sales charge                                               1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                        -13.09%    -1.13%     +1.01%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -13.69%    -1.88%     +0.24%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -13.75%    -1.91%     +0.24%
-----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                       -12.71%    -0.85%     +1.23%
-----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                        -17.25%    -2.73%     -0.20%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -17.89%    -3.03%     -0.10%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -14.59%    -1.91%     +0.24%
-----------------------------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                                        SINCE
Without sales charge                                               1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                        -11.91%    -0.17%     +1.39%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -12.69%    -0.95%     +0.61%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -12.56%    -0.91%     +0.63%
-----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                       -11.60%    +0.12%     +1.63%
-----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                        -16.11%    -1.77%     +0.16%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -16.93%    -2.11%     +0.26%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -13.41%    -0.91%     +0.63%
-----------------------------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R4 shares. Class R4 is available to institutional investors only.

The RiverSource Portfolio Builder Series funds are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
4  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Portfolio Builder Conservative Fund


ANNUAL OPERATING EXPENSE RATIO (as of the current prospectus)
--------------------------------------------------------------------------------

                                                                                                Net fund and
                                                                         Acquired fund          acquired fund
                                               Total annual fund       (underlying fund)      (underlying fund)
                                             operating expenses(a)   fees and expenses(b)   fees and expenses(b)
----------------------------------------------------------------------------------------------------------------
Class A                                              0.47%                   0.59%                  1.06%
----------------------------------------------------------------------------------------------------------------
Class B                                              1.22%                   0.59%                  1.81%
----------------------------------------------------------------------------------------------------------------
Class C                                              1.22%                   0.59%                  1.81%
----------------------------------------------------------------------------------------------------------------
Class R4                                             0.39%                   0.59%                  0.97%
----------------------------------------------------------------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C; and 0.41% for Class R4.
(b) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's acquired fund (underlying fund) fees and expenses is based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.66% for all classes, and the net fund and acquired fund (underlying fund) fees and expenses would have been 1.13% for Class A; 1.88% for Class B; 1.88% for Class C; and 1.05% for Class R4 for the year ended Jan. 31, 2009.


--------------------------------------------------------------------------------
                   RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  5

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Portfolio Builder Moderate Conservative Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Portfolio Builder Moderate Conservative Fund (the Fund) Class A shares declined 19.31% (excluding sales charge) for the 12 months ended Jan. 31, 2009.

> The Fund's bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 2.59% for the period.

> The Fund's domestic equity benchmark, the Russell 3000(R) Index, declined
  38.86% for the period.

> The MSCI EAFE Index fell 43.42% during the same 12-month period.

> The Citigroup 3-Month U.S. Treasury Bill Index gained 1.52% for the same period.

> The Fund underperformed its Blended Index, composed of 60% Barclays Capital
  U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), 25% Russell 3000(R) Index, 10% Morgan Stanley Capital International
  (MSCI) EAFE Index and 5% Citigroup 3-Month U.S. Treasury Bill Index, which decreased 14.37% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Jan. 31, 2009)
--------------------------------------------------------------------------------


                                                                                       Since
                                                                                     inception
                                                                  1 year   3 years     3/4/04
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Conservative Fund
  Class A (excluding sales charge)                               -19.31%    -3.33%     +0.32%
----------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)            +2.59%    +5.19%     +4.18%
----------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                -38.86%   -12.23%     -4.59%
----------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                      -43.42%   -11.84%     -0.78%
----------------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)            +1.52%    +3.65%     +3.12%
----------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                        -14.37%    -1.01%     +1.48%
----------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of RiverSource Portfolio Builder Moderate Conservative Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
6  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Conservative Fund


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


AT JAN. 31, 2009
                                                                                        SINCE
Without sales charge                                               1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                        -19.31%    -3.33%     +0.32%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -19.89%    -4.04%     -0.43%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -19.88%    -4.03%     -0.42%
-----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                       -18.93%    -3.05%     +0.57%
-----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                        -23.13%    -4.88%     -0.88%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -23.80%    -5.14%     -0.76%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -20.66%    -4.03%     -0.42%
-----------------------------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                                        SINCE
Without sales charge                                               1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                        -18.31%    -1.69%     +0.96%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -18.89%    -2.43%     +0.20%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -18.96%    -2.42%     +0.21%
-----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                       -18.02%    -1.44%     +1.19%
-----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                        -22.17%    -3.27%     -0.27%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -22.84%    -3.55%     -0.14%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -19.75%    -2.42%     +0.21%
-----------------------------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R4 shares. Class R4 is available to institutional investors only.

The RiverSource Portfolio Builder Series funds are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  7

YOUR FUND AT A GLANCE (continued) ----------------------------------------------
RiverSource Portfolio Builder Moderate Conservative Fund


ANNUAL OPERATING EXPENSE RATIO (as of the current prospectus)
--------------------------------------------------------------------------------

                                                                                                Net fund and
                                                                         Acquired fund          acquired fund
                                               Total annual fund       (underlying fund)      (underlying fund)
                                             operating expenses(a)   fees and expenses(b)   fees and expenses(b)
----------------------------------------------------------------------------------------------------------------
Class A                                              0.44%                   0.65%                  1.09%
----------------------------------------------------------------------------------------------------------------
Class B                                              1.19%                   0.65%                  1.84%
----------------------------------------------------------------------------------------------------------------
Class C                                              1.19%                   0.65%                  1.84%
----------------------------------------------------------------------------------------------------------------
Class R4                                             0.37%                   0.65%                  1.02%
----------------------------------------------------------------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C; and 0.41% for Class R4.
(b) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's acquired fund (underlying fund) fees and expenses is based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.70% for all classes, and the net fund and acquired fund (underlying fund) fees and expenses would have been 1.14% for Class A; 1.89% for Class B; 1.89% for Class C; and 1.07% for Class R4 for the year ended Jan. 31, 2009.


--------------------------------------------------------------------------------
8  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Portfolio Builder Moderate Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Portfolio Builder Moderate Fund (the Fund) Class A shares fell
  25.51% (excluding sales charge) for the 12 months ended Jan. 31, 2009.

> The Fund's bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 2.59% for the period.

> The Fund's domestic equity benchmark, the Russell 3000(R) Index, declined
  38.86% for the same 12-month period.

> The MSCI EAFE Index decreased 43.42% during the same period.

> The Fund underperformed its Blended Index, composed of 50% Barclays Capital
  U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), 35% Russell 3000(R) Index and 15% Morgan Stanley Capital International
  (MSCI) EAFE Index, which declined 20.95% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Jan. 31, 2009)
--------------------------------------------------------------------------------


                                                                                       Since
                                                                                     inception
                                                                  1 year   3 years     3/4/04
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Fund
  Class A (excluding sales charge)                               -25.51%    -5.77%     -0.57%
----------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)            +2.59%    +5.19%     +4.18%
----------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                -38.86%   -12.23%     -4.59%
----------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                      -43.42%   -11.84%     -0.78%
----------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                        -20.95%    -3.58%     +0.33%
----------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of RiverSource Portfolio Builder Moderate Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                   RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  9

YOUR FUND AT A GLANCE (continued) ----------------------------------------------
RiverSource Portfolio Builder Moderate Fund


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


AT JAN. 31, 2009
                                                                                        SINCE
Without sales charge                                               1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                        -25.51%    -5.77%     -0.57%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -26.12%    -6.51%     -1.34%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -25.99%    -6.48%     -1.31%
-----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                       -25.22%    -5.50%     -0.31%
-----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                        -29.81%    -7.60%     -1.75%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -29.74%    -7.56%     -1.67%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -26.72%    -6.48%     -1.31%
-----------------------------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                                        SINCE
Without sales charge                                               1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                        -24.39%    -3.46%     +0.36%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -25.06%    -4.24%     -0.43%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -25.01%    -4.21%     -0.40%
-----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                       -24.16%    -3.21%     +0.62%
-----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                        -28.75%    -5.36%     -0.86%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -28.73%    -5.32%     -0.77%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -25.75%    -4.21%     -0.40%
-----------------------------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R4 shares. Class R4 is available to institutional investors only.

The RiverSource Portfolio Builder Series funds are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Fund



ANNUAL OPERATING EXPENSE RATIO (as of the current prospectus)
--------------------------------------------------------------------------------

                                                                                                Net fund and
                                                                         Acquired fund          acquired fund
                                               Total annual fund       (underlying fund)      (underlying fund)
                                             operating expenses(a)   fees and expenses(b)   fees and expenses(b)
----------------------------------------------------------------------------------------------------------------
Class A                                              0.43%                   0.70%                  1.13%
----------------------------------------------------------------------------------------------------------------
Class B                                              1.19%                   0.70%                  1.89%
----------------------------------------------------------------------------------------------------------------
Class C                                              1.19%                   0.70%                  1.89%
----------------------------------------------------------------------------------------------------------------
Class R4                                             0.35%                   0.70%                  1.05%
----------------------------------------------------------------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C; and 0.41% for Class R4.
(b) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's acquired fund (underlying fund) fees and expenses is based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.73% for all classes, and the net fund and acquired fund (underlying fund) fees and expenses would have been 1.16% for Class A; 1.92% for Class B; 1.92% for Class C; and 1.08% for Class R4 for the year ended Jan. 31, 2009.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  11

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Portfolio Builder Moderate Aggressive Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Portfolio Builder Moderate Aggressive Fund (the Fund) Class A shares decreased 31.15% (excluding sales charge) for the 12 months ended Jan. 31, 2009.

> The Fund's bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 2.59% for the period.

> The Fund's domestic equity benchmark, the Russell 3000(R) Index, declined
  38.86% for the same 12-month period.

> The MSCI EAFE Index, decreased 43.42% during the same period.

> The Fund underperformed its Blended Index, composed of 35% Barclays Capital
  U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), 46% Russell 3000(R) Index and 19% Morgan Stanley Capital International
  (MSCI) EAFE Index, which declined 27.12% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Jan. 31, 2009)
--------------------------------------------------------------------------------


                                                                                       Since
                                                                                     inception
                                                                  1 year   3 years     3/4/04
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Aggressive Fund
  Class A (excluding sales charge)                               -31.15%    -8.26%     -1.81%
----------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                -38.86%   -12.23%     -4.59%
----------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)            +2.59%    +5.19%     +4.18%
----------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                      -43.42%   -11.84%     -0.78%
----------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                        -27.12%    -6.20%     -0.90%
----------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of RiverSource Portfolio Builder Moderate Aggressive Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
12  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Portfolio Builder Moderate Aggressive Fund


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


AT JAN. 31, 2009
                                                                                       SINCE
Without sales charge                                              1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                       -31.15%    -8.26%     -1.81%
----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                       -31.65%    -8.95%     -2.55%
----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                       -31.63%    -8.92%     -2.53%
----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                      -30.91%    -7.99%     -1.56%
----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                       -35.11%   -10.05%     -2.98%
----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                       -34.99%    -9.95%     -2.86%
----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                       -32.30%    -8.92%     -2.53%
----------------------------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                                        SINCE
Without sales charge                                               1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                        -29.97%    -5.34%     -0.60%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -30.44%    -6.00%     -1.32%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -30.45%    -6.01%     -1.33%
-----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                       -29.66%    -5.06%     -0.34%
-----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                        -34.00%    -7.19%     -1.80%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -33.85%    -7.03%     -1.65%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -31.13%    -6.01%     -1.33%
-----------------------------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R4 shares. Class R4 is available to institutional investors only.

The RiverSource Portfolio Builder Series funds are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  13

YOUR FUND AT A GLANCE (continued) ----------------------------------------------
RiverSource Portfolio Builder Moderate Aggressive Fund


ANNUAL OPERATING EXPENSE RATIO (as of the current prospectus)
--------------------------------------------------------------------------------

                                                                                                Net fund and
                                                                         Acquired fund          acquired fund
                                               Total annual fund       (underlying fund)      (underlying fund)
                                             operating expenses(a)   fees and expenses(b)   fees and expenses(b)
----------------------------------------------------------------------------------------------------------------
Class A                                              0.47%                   0.74%                  1.21%
----------------------------------------------------------------------------------------------------------------
Class B                                              1.23%                   0.74%                  1.97%
----------------------------------------------------------------------------------------------------------------
Class C                                              1.22%                   0.74%                  1.96%
----------------------------------------------------------------------------------------------------------------
Class R4                                             0.35%                   0.74%                  1.09%
----------------------------------------------------------------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C; and 0.41% for Class R4.
(b) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's acquired fund (underlying fund) fees and expenses is based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.77% for all classes, and the net fund and acquired fund (underlying fund) fees and expenses would have been 1.24% for Class A; 2.00% for Class B; 1.99% for Class C; and 1.12% for Class R4 for the year ended Jan. 31, 2009.


--------------------------------------------------------------------------------
14  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Portfolio Builder Aggressive Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Portfolio Builder Aggressive Fund (the Fund) Class A shares fell
  36.52% (excluding sales charge) for the 12 months ended Jan. 31, 2009.

> The Fund's domestic equity benchmark, the Russell 3000(R) Index, declined
  38.86% for the same 12-month period.

> The Fund's bond benchmark, the Barclays Capital U.S. Aggregate Bond Index, advanced 2.59% for the period.

> The MSCI EAFE Index, fell 43.42% during the same period.

> The Fund underperformed its Blended Index, composed of 20% Barclays Capital
  U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), 56% Russell 3000(R) Index and 24% Morgan Stanley Capital International
  (MSCI) EAFE Index, which declined 32.97% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Jan. 31, 2009)
--------------------------------------------------------------------------------


                                                                                       Since
                                                                                     inception
                                                                  1 year   3 years     3/4/04
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive Fund
  Class A (excluding sales charge)                               -36.52%   -10.88%     -3.12%
----------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                -38.86%   -12.23%     -4.59%
----------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)            +2.59%    +5.19%     +4.18%
----------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                      -43.42%   -11.84%     -0.78%
----------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                        -32.97%    -8.83%     -2.18%
----------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of RiverSource Portfolio Builder Aggressive Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  15

YOUR FUND AT A GLANCE (continued) ----------------------------------------------
RiverSource Portfolio Builder Aggressive Fund


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


AT JAN. 31, 2009
                                                                                       SINCE
Without sales charge                                              1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                       -36.52%   -10.88%     -3.12%
----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                       -37.04%   -11.57%     -3.86%
----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                       -37.00%   -11.55%     -3.87%
----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                      -36.20%   -10.61%     -2.88%
----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                       -40.13%   -12.62%     -4.28%
----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                       -40.15%   -12.53%     -4.17%
----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                       -37.62%   -11.55%     -3.87%
----------------------------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                                        SINCE
Without sales charge                                               1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                        -35.62%    -7.42%     -1.68%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -36.17%    -8.14%     -2.44%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -36.20%    -8.15%     -2.47%
-----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                       -35.39%    -7.19%     -1.46%
-----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                        -39.34%    -9.22%     -2.87%
-----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                        -39.32%    -9.14%     -2.75%
-----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                        -36.83%    -8.15%     -2.47%
-----------------------------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R4 shares. Class R4 is available to institutional investors only.

The RiverSource Portfolio Builder Series funds are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
16  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Portfolio Builder Aggressive Fund



ANNUAL OPERATING EXPENSE RATIO (as of the current prospectus)
--------------------------------------------------------------------------------

                                                                                                Net fund and
                                                                         Acquired fund          acquired fund
                                               Total annual fund       (underlying fund)      (underlying fund)
                                             operating expenses(a)   fees and expenses(b)   fees and expenses(b)
----------------------------------------------------------------------------------------------------------------
Class A                                              0.51%                   0.77%                  1.28%
----------------------------------------------------------------------------------------------------------------
Class B                                              1.26%                   0.77%                  2.03%
----------------------------------------------------------------------------------------------------------------
Class C                                              1.26%                   0.77%                  2.03%
----------------------------------------------------------------------------------------------------------------
Class R4                                             0.36%                   0.77%                  1.13%
----------------------------------------------------------------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C; and 0.41% for Class R4.
(b) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's acquired fund (underlying fund) fees and expenses is based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.80% for all classes, and the net fund and acquired fund (underlying fund) fees and expenses would have been 1.31% for Class A; 2.06% for Class B; 2.06% for Class C; and 1.16% for Class R4 for the year ended Jan. 31, 2009.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  17

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Portfolio Builder Total Equity Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Portfolio Builder Total Equity Fund (the Fund) Class A shares declined 41.88% (excluding sales charge) for the 12 months ended Jan. 31, 2009.

> The Fund's domestic equity benchmark, the Russell 3000(R) Index, declined
  38.86% for the same 12-month period.

> The Fund's MSCI EAFE Index decreased 43.42% during the same period.

> The Fund underperformed its Blended Index, composed of 70% Russell 3000(R)
  Index and 30% Morgan Stanley Capital International (MSCI) EAFE Index, which fell 40.19% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Jan. 31, 2009)
--------------------------------------------------------------------------------


                                                                                       Since
                                                                                     inception
                                                                  1 year   3 years     3/4/04
----------------------------------------------------------------------------------------------
RiverSource Portfolio Builder Total Equity Fund
  Class A (excluding sales charge)                               -41.88%   -13.66%     -4.53%
----------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                -38.86%   -12.23%     -4.59%
----------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                      -43.42%   -11.84%     -0.78%
----------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                        -40.19%   -12.32%     -3.93%
----------------------------------------------------------------------------------------------



The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of RiverSource Portfolio Builder Total Equity Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
18  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Portfolio Builder Total Equity Fund


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


AT JAN. 31, 2009
                                                                                       SINCE
Without sales charge                                              1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                       -41.88%   -13.66%     -4.53%
----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                       -42.30%   -14.31%     -5.26%
----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                       -42.31%   -14.32%     -5.26%
----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                      -41.58%   -13.38%     -4.27%
----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                       -45.21%   -15.35%     -5.66%
----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                       -45.16%   -15.23%     -5.56%
----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                       -42.88%   -14.32%     -5.26%
----------------------------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                                       SINCE
Without sales charge                                              1 YEAR   3 YEARS   INCEPTION
Class A (inception 3/4/04)                                       -40.94%    -9.55%     -2.77%
----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                       -41.45%   -10.29%     -3.54%
----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                       -41.45%   -10.28%     -3.54%
----------------------------------------------------------------------------------------------
Class R4 (inception 3/4/04)                                      -40.73%    -9.31%     -2.54%
----------------------------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)                                       -44.32%   -11.32%     -3.95%
----------------------------------------------------------------------------------------------
Class B (inception 3/4/04)                                       -44.35%   -11.25%     -3.85%
----------------------------------------------------------------------------------------------
Class C (inception 3/4/04)                                       -42.03%   -10.28%     -3.54%
----------------------------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R4 shares. Class R4 is available to institutional investors only.

The RiverSource Portfolio Builder Series funds are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and potential volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  19

YOUR FUND AT A GLANCE (continued) ----------------------------------------------
RiverSource Portfolio Builder Total Equity Fund


ANNUAL OPERATING EXPENSE RATIO (as of the current prospectus)
--------------------------------------------------------------------------------

                                                                                                        Net fund and
                                                                                 Acquired fund          acquired fund
                                 Total annual fund      Net annual fund        (underlying fund)      (underlying fund)
                                operating expenses   operating expenses(a)   fees and expenses(b)   fees and expenses(b)
------------------------------------------------------------------------------------------------------------------------
Class A                                0.52%                 0.51%                   0.81%                  1.32%
------------------------------------------------------------------------------------------------------------------------
Class B                                1.28%                 1.27%                   0.81%                  2.08%
------------------------------------------------------------------------------------------------------------------------
Class C                                1.27%                 1.27%                   0.81%                  2.08%
------------------------------------------------------------------------------------------------------------------------
Class R4                               0.36%                 0.36%                   0.81%                  1.17%
------------------------------------------------------------------------------------------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A; 1.27% for Class B; 1.27% for Class C; and 0.41% for Class R4.
(b) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's acquired fund (underlying fund) fees and expenses is based on its allocations in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary. The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.83% for all classes, and the net fund and acquired fund (underlying fund) fees and expenses would have been 1.34% for Class A; 2.10% for Class B; 2.10% for Class C; and 1.19% for Class R4 for the year ended Jan. 31, 2009.


--------------------------------------------------------------------------------
20  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

Each of the six funds in RiverSource Portfolio Builder Series underperformed their respective blended benchmarks for the 12-month period ended Jan. 31, 2009, as shown in the tables on pages 3 to 20. During the same time frame, the funds' domestic equity benchmark, the Russell 3000(R) Index, declined 38.86%, while the funds' bond benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index), advanced 2.59%. The funds' international equity benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, decreased 43.42%, while the Citigroup 3-Month U.S. Treasury Bill Index gained 1.52% for the period.

PERFORMANCE MEASURES
Each fund has a Blended Index benchmark as described below.

- RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND - 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000(R) Index, 6% MSCI EAFE Index and 10% Citigroup 3-Month U.S. Treasury Bill Index.

- RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND - 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000(R) Index, 10% MSCI EAFE Index and 5% Citigroup 3-Month U.S. Treasury Bill Index.

- RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND - 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000(R) Index and 15% MSCI EAFE Index.

- RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND - 35% Barclays Capital U.S. Aggregate Bond Index, 46% Russell 3000(R) Index and 19% MSCI EAFE Index.

- RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND - 20% Barclays Capital U.S. Aggregate Bond Index, 56% Russell 3000(R) Index and 24% MSCI EAFE Index.

- RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND - 70% Russell 3000(R) Index and 30% MSCI EAFE Index.

SIGNIFICANT PERFORMANCE FACTORS
One of the biggest challenges for RiverSource Portfolio Builder Series funds came from the fixed income side of the portfolios. The portfolios utilize active fixed income management. Commonly, the fixed income managers do not take significant positions in Treasury-issued debt. Because of this, the funds' fixed income securities struggled to keep pace with government-issued debt during the period. Indeed, government-issued debt ballooned in value during the 12 months, as investors sought the relative safe haven of government-issued bonds during a spate of extreme market volatility that engulfed capital markets across the globe during the second half of the period. Unlike the funds, the Barclays Capital U.S. Aggregate Bond Index holds nearly one third of its assets in highly liquid, government-issued debt, for comparison.

Another headwind for each of the Portfolio Builder funds was poor performance from several of the underlying mutual funds within the equity segment of each portfolio. Returns were dismal across nearly every major asset class during the annual period and the underlying funds with equity positions suffered as well -- some of the largest negative impact came from the large-cap core, large-cap growth and large-cap value segments of the market. Additionally, the underlying funds that provided exposure to the international equity markets detracted somewhat from results during the second half of the period, in large part due to the reversal in the U.S. dollar. Having experienced notable weakness earlier in the year, the U.S. dollar strengthened against other major foreign developed market currencies, especially in October and November. Guidance from the Capital Markets Committee that led to tactical shifts in the asset allocation mix of the Portfolio Builder funds offset some of the difficulties that impacted select underlying funds during the period.

On the positive side, one of the strongest contributors to each of the funds in the series was RiverSource Absolute Return Currency and Income Fund. This underlying fund, considered part of the Portfolio Builder funds' allocation to alternative assets, generated modest but positive returns for the period. Its performance is particularly notable when compared with fixed income investments.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  21

MANAGER COMMENTARY (continued) -------------------------------------------------


THE CAPITAL MARKETS COMMITTEE

Members:                   (NEWSLETTER IMAGE)
- DAVID M. JOY
  Vice President,
  Capital Markets
  Strategy

- WILLIAM F. TRUSCOTT
  Chief Investment
  Officer

- DAN LAUFENBERG
  Vice President and
  Chief U.S. Economist

- OTHER SENIOR INVESTMENT
  PROFESSIONALS

The group meets regularly to review U.S. and global economic and investment conditions, and discuss the relative attractiveness of equities and fixed income securities within various sectors, markets and countries. The consensus opinion of the Capital Markets
Committee is published quarterly as the
Capital Markets Outlook (shown above), which is available from your Ameriprise financial advisor or online at riversource.com/investments.







CHANGES TO THE FUNDS' PORTFOLIOS
While there were no material changes to the investment philosophy during the annual period, the extraordinary market environment did lead to several shifts in positioning. RiverSource Portfolio Builder funds entered the period somewhat defensively positioned with their equity exposures modestly trimmed to neutral relative to their respective blended benchmarks. Markets were under pressure during the first quarter, culminating in the sale of Bear Stearns in March. However, at our March quarterly meeting, we slightly increased the funds' equity position to a modestly overweight allocation in anticipation of a near-term acceleration in economic activity. Indeed, the funds did enjoy a subsequent rally, which unfortunately ran out of steam in May.

At our June quarterly meeting, for the first time since the funds' inception on March 4, 2004, we reduced the funds' overall equity allocation to an underweighted position in anticipation of increasingly difficult economic conditions ahead. We did this primarily by reducing the funds' exposure to international developed market equities and by eliminating the funds' small direct exposure to emerging market equities. We used some of the proceeds to increase allocations to bonds, moving that allocation closer to neutral but still maintaining a modestly underweight exposure compared with the funds' respective blended benchmarks. We also used proceeds to increase the funds' exposure to RiverSource Absolute Return Currency and Income Fund because of the historically low correlation of its asset class vs. broad measures of stocks and bonds. Consequently, the funds ended the first half of the period even more defensively positioned.

In mid-September, we increased the funds' defensive positioning even more. We further reduced international exposure, bringing that allocation to its minimum and redeployed the proceeds into RiverSource Absolute Return Currency and Income Fund. These changes left the funds at the end of September with an underweighted position in equities overall and with a maximum underweighted position in international equities. Within equities, the funds continued to have a bias toward growth stocks over value stocks and to large-cap stocks over small-cap stocks. While we modestly reduced each funds' position in real estate at this time, the funds maintained an overweighted allocation to alternative assets.

Notably, toward the end of October, an ad hoc meeting of the Capital Markets Committee was held for the first time. That meeting resulted in a reduction in the funds' alternative assets position. We also restored the funds' U.S. equity position to neutral. The funds maintained an underweighted exposure to international developed equities and no position in emerging market equities. In December, at the regularly scheduled Capital Markets Committee meeting, the only adjustments made were to reduce the funds' overweightings in U.S. large-cap equities and growth-oriented equities, moving to a more neutral exposure to capitalization size within U.S. equities and to a slight preference toward value-oriented stocks.

OUR FUTURE STRATEGY
Broadly speaking, we believe an economic recovery in the United States may well emerge around the middle of 2009, and we expect U.S. equities to do better as a result. Historically many value-oriented sectors could outperform the broader market if this scenario is realized. We further believe that the United States is further along

--------------------------------------------------------------------------------
22  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


in its business cycle than overseas economies. Given this view, we intend to maintain the funds' underweight allocation to international equities.

Within fixed income, we believe there is value in corporate bonds, both investment grade and high yield, given the historically wide spreads, or differences in yield between these securities and U.S. Treasuries, seen at the end of 2008 and into early 2009. The flight to safety that has driven U.S. Treasury yields to all-time lows leaves them overvalued in our view.

Until the markets do recover and economic activity once again accelerates, we urge investors to manage their near-term expectations of both the equity and fixed income markets and to maintain an unemotional long-term perspective regarding their investments.


(PHOTO - DAVID JOY)                     (PHOTO - WILLIAM TRUSCOTT)

David Joy                               William Truscott
Vice President,                         Senior Vice President and
Capital Markets Strategy                Chief Investment Officer


(PHOTO - KENT BERGENE)                  (PHOTO - MICHELLE KEELEY)

Kent Bergene                            Michelle Keeley
Vice President,                         Executive Vice President,
Mutual Fund and Certificate Products    Equity and Fixed Income



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.



  Broadly speaking, we believe an economic recovery in the United States may well emerge around the middle of 2009, and we expect U.S. equities to do better as a result.






--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  23

MANAGER COMMENTARY (continued) -------------------------------------------------


RIVERSOURCE PORTFOLIO BUILDER SERIES

HOW EACH FUND SEEKS FOUR LEVELS OF ASSET ALLOCATION AND DIVERSIFICATION



                                                RIVERSOURCE PORTFOLIO BUILDER SERIES INVESTMENT PROCESS
         STEP 1
         -----------------------------------------------------------------------------------------------------------------------

              DISCIPLINED ASSET ALLOCATION

              Based on initial guidance from
 ---->        the Capital Markets Committee,
              the Asset Allocation Committee           EQUITY            FIXED INCOME            CASH         ALTERNATIVE
              determines for each fund the                                                                        INVESTMENTS
              allocation among the three
              primary asset classes.

         -----------------------------------------------------------------------------------------------------------------------

         STEP 2
         -----------------------------------------------------------------------------------------------------------------------

              DIVERSIFICATION AMONG INVESTMENT  DOMESTIC              BOND FUNDS          MONEY MARKET FUNDS  ABSOLUTE
              CATEGORIES                        EQUITY FUNDS          GOVERNMENT                              RETURN FUNDS
                                                GROWTH                INVESTMENT GRADE                        CURRENCY
                                                VALUE                 CORPORATE                                 AND INCOME
                                                BLEND                 HIGH YIELD
              The Asset Allocation Committee    LARGE CAP             CORPORATE
              determines allocation among the   MID CAP               GLOBAL
              investment categories in each     SMALL CAP
              asset class for each fund.        REAL ESTATE

              o  For equity funds, this
                  includes diversification by
                  style, market capitalization  INTERNATIONAL FUNDS
                  and geography.                DEVELOPED MARKETS
                                                EMERGING MARKETS
              o  For fixed income funds, this
                  includes diversification by
                  sector, maturity, duration
                  and credit quality.
         -----------------------------------------------------------------------------------------------------------------------

         STEP 3
         -----------------------------------------------------------------------------------------------------------------------

              DIVERSIFICATION AMONG UNDERLYING                      RIVERSOURCE INVESTMENTS FAMILY OF FUNDS,
              FUNDS                                                  WHICH INCLUDES MUTUAL FUNDS MANAGED BY
                                                                    PROMINENT, INDEPENDENT INVESTMENT FIRMS.

              The Fund Selection Committee
              then determines the underlying
              fund selections for each fund,
              based on factors that include:

              o  HISTORICAL PERFORMANCE

              o  RISK/RETURN CHARACTERISTICS

              o  MANAGER TENURE
         -----------------------------------------------------------------------------------------------------------------------

         STEP 4
         -----------------------------------------------------------------------------------------------------------------------

              PERIODIC REALLOCATION

              The Asset Allocation Committee
 ----         and the Fund Selection Committee
              meet at least quarterly to
              (re)position fund investments
              and consider allocation and
              selection determinations
         -----------------------------------------------------------------------------------------------------------------------

                                                                                     RESULT
                                                                      RIVERSOURCE PORTFOLIO BUILDER SERIES







--------------------------------------------------------------------------------
24  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Portfolio Builder Conservative Fund Class A shares (from 3/1/04 to 1/31/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. Aggregate Bond Index and the Russell 3000(R) Index, as well as a Blended Index, consisting of a blend of the Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, Citigroup 3-Month Treasury Bill Index and MSCI EAFE Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Jan. 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS     3/4/04
PORTFOLIO BUILDER CONSERVATIVE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,275    $9,203     $9,982
---------------------------------------------------------------------------------
        Average annual total return                 -17.25%    -2.73%     -0.20%
---------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000                 $10,259   $11,639    $12,227
---------------------------------------------------------------------------------
        Average annual total return                  +2.59%    +5.19%     +4.18%
---------------------------------------------------------------------------------
RUSSELL 3000 INDEX(2)
        Cumulative value of $10,000                  $6,114    $6,761     $7,941
---------------------------------------------------------------------------------
        Average annual total return                 -38.86%   -12.23%     -4.59%
---------------------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(3)
        Cumulative value of $10,000                 $10,152   $11,135    $11,636
---------------------------------------------------------------------------------
        Average annual total return                  +1.52%    +3.65%     +3.12%
---------------------------------------------------------------------------------
MSCI EAFE INDEX(4)
        Cumulative value of $10,000                  $5,658    $6,852     $9,618
---------------------------------------------------------------------------------
        Average annual total return                 -43.42%   -11.84%     -0.78%
---------------------------------------------------------------------------------
BLENDED INDEX(5)
        Cumulative value of $10,000                  $9,254   $10,469    $11,331
---------------------------------------------------------------------------------
        Average annual total return                  -7.46%    +1.54%     +2.59%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
26  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND LINE GRAPH)


                    RIVERSOURCE PORTFOLIO
                     BUILDER CONSERVATIVE
                          FUND CLASS         BARCLAYS CAPITAL                         CITIGROUP 3-MONTH
                         A (INCLUDES          U.S. AGGREGATE        RUSSELL 3000        U.S. TREASURY          MSCI EAFE
                        SALES CHARGE)          BOND INDEX(1)          INDEX(2)          BILL INDEX(3)           INDEX(4)
                    ---------------------    ----------------    -----------------    -----------------    -----------------
3/4/04                     $ 9,525                $10,000             $10,000              $10,000              $10,000
1/05                         9,862                 10,318              10,423               10,131               11,386
1/06                        10,352                 10,504              11,744               10,451               14,037
1/07                        10,949                 10,953              13,401               10,958               16,890
1/08                        11,511                 11,918              12,988               11,462               16,998
1/09                         9,982                 12,227               7,941               11,636                9,618
                    BLENDED INDEX(5)
                    ----------------
3/4/04                  $10,000
1/05                     10,359
1/06                     10,823
1/07                     11,528
1/08                     12,245
1/09                     11,331




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(4) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(5) The Portfolio Builder Conservative Fund Blended Index consists of 70% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000 Index, 10% Citigroup 3-Month U.S. Treasury Bill Index and 6% MSCI EAFE Index. The Citigroup 3-Month U.S. Treasury Bill Index and the MSCI EAFE Index are shown in the table because they are separate components of the Blended Index.

The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  27

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Portfolio Builder Moderate Conservative Fund Class A shares (from 3/1/04 to 1/31/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. Aggregate Bond Index and the Russell 3000(R) Index, as well as a Blended Index, consisting of a blend of the Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index, MSCI EAFE Index and Citigroup 3-Month Treasury Bill Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Jan. 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS     3/4/04
PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,687    $8,606     $9,673
---------------------------------------------------------------------------------
        Average annual total return                 -23.13%    -4.88%     -0.88%
---------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000                 $10,259   $11,639    $12,227
---------------------------------------------------------------------------------
        Average annual total return                  +2.59%    +5.19%     +4.18%
---------------------------------------------------------------------------------
RUSSELL 3000 INDEX(2)
        Cumulative value of $10,000                  $6,114    $6,761     $7,941
---------------------------------------------------------------------------------
        Average annual total return                 -38.86%   -12.23%     -4.59%
---------------------------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                  $5,658    $6,852     $9,618
---------------------------------------------------------------------------------
        Average annual total return                 -43.42%   -11.84%     -0.78%
---------------------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
        Cumulative value of $10,000                 $10,152   $11,135    $11,636
---------------------------------------------------------------------------------
        Average annual total return                  +1.52%    +3.65%     +3.12%
---------------------------------------------------------------------------------
BLENDED INDEX(5)
        Cumulative value of $10,000                  $8,563    $9,700    $10,742
---------------------------------------------------------------------------------
        Average annual total return                 -14.37%    -1.01%     +1.48%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 7.


--------------------------------------------------------------------------------
28  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND LINE GRAPH)

                    RIVERSOURCE PORTFOLIO
                       BUILDER MODERATE
                      CONSERVATIVE FUND
                           CLASS A           BARCLAYS CAPITAL                                              CITIGROUP 3-MONTH
                       (INCLUDES SALES        U.S. AGGREGATE        RUSSELL 3000          MSCI EAFE          U.S. TREASURY
                       CHARGE)                 BOND INDEX(1)          INDEX(2)            INDEX(3)           BILL INDEX(4)
                    ---------------------    ----------------    -----------------    -----------------    -----------------
3/4/04                    $ 9,525                $10,000             $10,000              $10,000               $10,000
1/05                        9,992                 10,318              10,423               11,386                10,131
1/06                       10,709                 10,504              11,744               14,037                10,451
1/07                       11,528                 10,953              13,401               16,890                10,958
1/08                       11,988                 11,918              12,988               16,998                11,462
1/09                        9,673                 12,227               7,941                9,618                11,636
                    BLENDED INDEX(5)
                    ----------------
3/4/04                  $10,000
1/05                     10,413
1/06                     11,073
1/07                     11,972
1/08                     12,545
1/09                     10,742




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Portfolio Builder Moderate Conservative Fund Blended Index consists of 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000 Index, 10% MSCI EAFE Index and 5% Citigroup 3-Month U.S. Treasury Bill Index. The MSCI EAFE Index and the Citigroup 3-Month U.S. Treasury Bill Index are shown in the table because they are separate components of the Blended Index.

The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  29

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Portfolio Builder Moderate Fund Class A shares (from 3/1/04 to 1/31/09) as compared to the performance of two widely cited performance indices, the Barclays Capital U.S. Aggregate Bond Index and the Russell 3000(R) Index, as well as a Blended Index, consisting of a blend of the Barclays Capital U.S. Aggregate Bond Index, Russell 3000 Index and MSCI EAFE Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Jan. 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS     3/4/04
PORTFOLIO BUILDER MODERATE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,019    $7,889     $9,166
---------------------------------------------------------------------------------
        Average annual total return                 -29.81%    -7.60%     -1.75%
---------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000                 $10,259   $11,639    $12,227
---------------------------------------------------------------------------------
        Average annual total return                  +2.59%    +5.19%     +4.18%
---------------------------------------------------------------------------------
RUSSELL 3000 INDEX(2)
        Cumulative value of $10,000                  $6,114    $6,761     $7,941
---------------------------------------------------------------------------------
        Average annual total return                 -38.86%   -12.23%     -4.59%
---------------------------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                  $5,658    $6,852     $9,618
---------------------------------------------------------------------------------
        Average annual total return                 -43.42%   -11.84%     -0.78%
---------------------------------------------------------------------------------
BLENDED INDEX(4)
        Cumulative value of $10,000                  $7,905    $8,964    $10,154
---------------------------------------------------------------------------------
        Average annual total return                 -20.95%    -3.58%     +0.33%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 10.


--------------------------------------------------------------------------------
30  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND LINE GRAPH)


                     RIVERSOURCE PORTFOLIO
                        BUILDER MODERATE
                           FUND CLASS         BARCLAYS CAPITAL
                          A (INCLUDES          U.S. AGGREGATE        RUSSELL 3000          MSCI EAFE
                         SALES CHARGE)          BOND INDEX(1)          INDEX(2)             INDEX(3)        BLENDED INDEX(4)
                     ---------------------    ----------------    -----------------    -----------------    ----------------
3/4/04                     $ 9,425                $10,000             $10,000               $10,000              $10,000
1/05                         9,991                 10,318              10,423                11,386               10,467
1/06                        10,955                 10,504              11,744                14,037               11,326
1/07                        11,982                 10,953              13,401                16,890               12,431
1/08                        12,304                 11,918              12,988                16,998               12,845
1/09                         9,166                 12,227               7,941                 9,618               10,154




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Portfolio Builder Moderate Fund Blended Index consists of 50% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  31

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Portfolio Builder Moderate Aggressive Fund Class A shares (from 3/1/04 to 1/31/09) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of a blend of the Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Jan. 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS     3/4/04
PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $6,489    $7,278     $8,615
---------------------------------------------------------------------------------
        Average annual total return                 -35.11%   -10.05%     -2.98%
---------------------------------------------------------------------------------
RUSSELL 3000 INDEX(1)
        Cumulative value of $10,000                  $6,114    $6,761     $7,941
---------------------------------------------------------------------------------
        Average annual total return                 -38.86%   -12.23%     -4.59%
---------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(2)
        Cumulative value of $10,000                 $10,259   $11,639    $12,227
---------------------------------------------------------------------------------
        Average annual total return                  +2.59%    +5.19%     +4.18%
---------------------------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                  $5,658    $6,852     $9,618
---------------------------------------------------------------------------------
        Average annual total return                 -43.42%   -11.84%     -0.78%
---------------------------------------------------------------------------------
BLENDED INDEX(4)
        Cumulative value of $10,000                  $7,288    $8,253     $9,558
---------------------------------------------------------------------------------
        Average annual total return                 -27.12%    -6.20%     -0.90%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 13.


--------------------------------------------------------------------------------
32  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND LINE GRAPH)

                     RIVERSOURCE PORTFOLIO
                        BUILDER MODERATE
                        AGGRESSIVE FUND
                            CLASS A                                BARCLAYS CAPITAL
                        (INCLUDES SALES          RUSSELL 3000       U.S. AGGREGATE         MSCI EAFE
                            CHARGE)                INDEX(1)          BOND INDEX(2)          INDEX(3)        BLENDED INDEX(4)
                     ---------------------    -----------------    ----------------    -----------------    ----------------
3/4/04                     $ 9,425                $10,000              $10,000              $10,000              $10,000
1/05                         9,988                 10,423               10,318               11,386               10,511
1/06                        11,158                 11,744               10,504               14,037               11,580
1/07                        12,319                 13,401               10,953               16,890               12,902
1/08                        12,512                 12,988               11,918               16,998               13,115
1/09                         8,615                  7,941               12,227                9,618                9,558




(1) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Portfolio Builder Moderate Aggressive Fund Blended Index consists of 46% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 19% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  33

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Portfolio Builder Aggressive Fund Class A shares (from 3/1/04 to 1/31/09) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Index and the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of a blend of the Russell 3000 Index, Barclays Capital U.S. Aggregate Bond Index and MSCI EAFE Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Jan. 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS     3/4/04
PORTFOLIO BUILDER AGGRESSIVE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,987    $6,672     $8,077
---------------------------------------------------------------------------------
        Average annual total return                 -40.13%   -12.62%     -4.28%
---------------------------------------------------------------------------------
RUSSELL 3000 INDEX(1)
        Cumulative value of $10,000                  $6,114    $6,761     $7,941
---------------------------------------------------------------------------------
        Average annual total return                 -38.86%   -12.23%     -4.59%
---------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(2)
        Cumulative value of $10,000                 $10,259   $11,639    $12,227
---------------------------------------------------------------------------------
        Average annual total return                  +2.59%    +5.19%     +4.18%
---------------------------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                  $5,658    $6,852     $9,618
---------------------------------------------------------------------------------
        Average annual total return                 -43.42%   -11.84%     -0.78%
---------------------------------------------------------------------------------
BLENDED INDEX(4)
        Cumulative value of $10,000                  $6,703    $7,578     $8,971
---------------------------------------------------------------------------------
        Average annual total return                 -32.97%    -8.83%     -2.18%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 16.


--------------------------------------------------------------------------------
34  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND LINE GRAPH)


                     RIVERSOURCE PORTFOLIO
                       BUILDER AGGRESSIVE
                           FUND CLASS                              BARCLAYS CAPITAL
                          A (INCLUDES            RUSSELL 3000       U.S. AGGREGATE         MSCI EAFE
                         SALES CHARGE)             INDEX(1)          BOND INDEX(2)          INDEX(3)        BLENDED INDEX(4)
                     ---------------------    -----------------    ----------------    -----------------    ----------------
3/4/04                     $ 9,425                 $10,000              $10,000             $10,000              $10,000
1/05                         9,973                  10,423               10,318              11,386               10,556
1/06                        11,395                  11,744               10,504              14,037               11,837
1/07                        12,745                  13,401               10,953              16,890               13,388
1/08                        12,716                  12,988               11,918              16,998               13,383
1/09                         8,077                   7,941               12,227               9,618                8,971




(1) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Portfolio Builder Aggressive Fund Blended Index consists of 56% Russell 3000 Index, 24% MSCI EAFE Index and 20% Barclays Capital U.S. Aggregate Bond Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.

The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  35

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Portfolio Builder Total Equity Fund Class A shares (from 3/1/04 to 1/31/09) as compared to the performance of one widely cited performance index, the Russell 3000(R) Index, as well as a Blended Index, consisting of a blend of the Russell 3000 Index and MSCI EAFE Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Jan. 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS     3/4/04
PORTFOLIO BUILDER TOTAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,479    $6,066     $7,507
---------------------------------------------------------------------------------
        Average annual total return                 -45.21%   -15.35%     -5.66%
---------------------------------------------------------------------------------
RUSSELL 3000 INDEX(1)
        Cumulative value of $10,000                  $6,114    $6,761     $7,941
---------------------------------------------------------------------------------
        Average annual total return                 -38.86%   -12.23%     -4.59%
---------------------------------------------------------------------------------
MSCI EAFE INDEX(2)
        Cumulative value of $10,000                  $5,658    $6,852     $9,618
---------------------------------------------------------------------------------
        Average annual total return                 -43.42%   -11.84%     -0.78%
---------------------------------------------------------------------------------
BLENDED INDEX(3)
        Cumulative value of $10,000                  $5,981    $6,741     $8,213
---------------------------------------------------------------------------------
        Average annual total return                 -40.19%   -12.32%     -3.93%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 19.


--------------------------------------------------------------------------------
36  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND LINE GRAPH)

                        RIVERSOURCE PORTFOLIO
                            BUILDER TOTAL
                             EQUITY FUND
                               CLASS A
                           (INCLUDES SALES          RUSSELL 3000          MSCI EAFE
                               CHARGE)                INDEX(1)             INDEX(2)        BLENDED INDEX(3)
                        ---------------------    -----------------    -----------------    ----------------
3/4/04                        $ 9,425                 $10,000              $10,000              $10,000
1/05                            9,972                  10,423               11,386               10,616
1/06                           11,666                  11,744               14,037               12,185
1/07                           13,185                  13,401               16,890               14,058
1/08                           12,916                  12,988               16,998               13,732
1/09                            7,507                   7,941                9,618                8,213




(1) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(3) The Portfolio Builder Total Equity Fund Blended Index consists of 70% Russell 3000 Index and 30% MSCI EAFE Index.

The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  37

INVESTMENT CHANGES -------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND

Fund holdings at Jan. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     real estate, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                    1.6%                  1.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 0.5%                  0.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          1.5%                  1.4%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          0.1%                  0.1%
--------------------------------------------------------------------------------------
RiverSource Diversified Equity Income Fund             1.9%                  1.7%
--------------------------------------------------------------------------------------
RiverSource Dividend Opportunity Fund                  0.9%                  0.6%
--------------------------------------------------------------------------------------
RiverSource Growth Fund                                1.9%                  2.7%
--------------------------------------------------------------------------------------
RiverSource Large Cap Equity Fund                      0.3%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                       0.1%                  0.1%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Growth Fund                        0.6%                  0.6%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Value Fund                         0.3%                  0.1%
--------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth Fund            0.8%                  1.0%
--------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value Fund            1.3%                  1.2%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth Fund                                          1.5%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Value Fund                                           1.4%                  1.3%
--------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
  Fund                                                 0.2%                  0.2%
--------------------------------------------------------------------------------------
RiverSource Partners Select Value Fund                 0.5%                  0.1%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth Fund             0.3%                  0.5%
--------------------------------------------------------------------------------------
RiverSource Real Estate Fund                           1.3%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Small Cap Value Fund                       0.4%                  0.1%
--------------------------------------------------------------------------------------
Threadneedle International Opportunity Fund            0.9%                  0.9%
======================================================================================
                                                      18.3%                 19.3%
--------------------------------------------------------------------------------------
FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, floating rate, global,
     high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     23.3%                 19.6%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           3.9%                  2.7%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 6.8%                  8.4%
--------------------------------------------------------------------------------------
RiverSource Limited Duration Bond Fund                23.8%                 24.1%
--------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government
  Fund                                                12.1%                 15.5%
======================================================================================
                                                      69.9%                 70.3%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.0%                  5.1%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       6.8%                  5.3%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
38  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


Fixed Income Funds(1)                                 69.9%
----------------------------------------------------------------
Equity Funds(2)                                       18.3%
----------------------------------------------------------------
Alternative Investment(3)                              5.0%
----------------------------------------------------------------
Cash Equivalents(4)                                    6.8%
----------------------------------------------------------------


(1) Includes Investment Grade 59.2%, Inflation Protected Securities 6.8% and Global Bond 3.9%.
(2) Includes U.S. Large Cap 8.6%, International 4.5%, U.S. Mid Cap 2.2%, Real Estate 1.3%, Dividend Income 0.9%, U.S. Small Cap 0.7% and U.S. Small-Mid Cap 0.1%.
(3) Comprised entirely of an investment in the RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of Money Market.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


RiverSource Limited Duration Bond Fund                23.8%
----------------------------------------------------------------
RiverSource Diversified Bond Fund                     23.3%
----------------------------------------------------------------
RiverSource Short Duration U.S. Government
  Fund                                                12.1%
----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 6.8%
----------------------------------------------------------------
RiverSource Cash Management Fund                       6.8%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  39

INVESTMENT CHANGES -------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND

Fund holdings at Jan. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     real estate, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                    2.9%                  3.0%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 0.9%                  1.3%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          2.6%                  2.5%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          0.2%                  0.1%
--------------------------------------------------------------------------------------
RiverSource Diversified Equity Income Fund             3.3%                  3.0%
--------------------------------------------------------------------------------------
RiverSource Dividend Opportunity Fund                  1.6%                  1.0%
--------------------------------------------------------------------------------------
RiverSource Growth Fund                                3.6%                  4.8%
--------------------------------------------------------------------------------------
RiverSource Large Cap Equity Fund                      0.6%                  0.6%
--------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                       0.2%                  0.2%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Growth Fund                        1.0%                  1.1%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Value Fund                         0.6%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth Fund            1.4%                  1.8%
--------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value Fund            2.3%                  2.2%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth Fund                                          2.6%                  3.6%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Value Fund                                           2.5%                  2.3%
--------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
  Fund                                                 0.3%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Partners Select Value Fund                 0.9%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth Fund             0.6%                  0.8%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value Fund              0.6%                  0.2%
--------------------------------------------------------------------------------------
RiverSource Real Estate Fund                           1.3%                  2.0%
--------------------------------------------------------------------------------------
Threadneedle International Opportunity Fund            1.7%                  1.6%
======================================================================================
                                                      31.7%                 33.0%
--------------------------------------------------------------------------------------
FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, floating rate, global,
     high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     22.3%                 21.6%
--------------------------------------------------------------------------------------
RiverSource Floating Rate Fund                         1.0%                  0.9%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           5.3%                  4.1%
--------------------------------------------------------------------------------------
RiverSource Income Opportunities Fund                  4.6%                  1.2%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 6.9%                  8.2%
--------------------------------------------------------------------------------------
RiverSource Limited Duration Bond Fund                14.5%                 15.4%
--------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government
  Fund                                                 4.9%                  8.0%
======================================================================================
                                                      59.5%                 59.4%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.1%                  5.1%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       3.7%                  2.5%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
40  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


Fixed Income Funds(1)                                 59.5%
----------------------------------------------------------------
Equity Funds(2)                                       31.7%
----------------------------------------------------------------
Alternative Investment(3)                              5.1%
----------------------------------------------------------------
Cash Equivalents(4)                                    3.7%
----------------------------------------------------------------


(1) Includes Investment Grade 41.7%, Inflation Protection Securities 6.9%, Global Bond 5.3%, High Yield 4.6% and Floating Rate 1.0%.
(2) Includes U.S. Large Cap 15.5%, International 8.0%, U.S. Mid Cap 3.9%, Dividend Income 1.6%, Real Estate 1.3%, U.S. Small Cap 1.2% and U.S. Small-Mid Cap 0.2%.
(3) Comprised entirely of an investment in the RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of Money Market.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


RiverSource Diversified Bond Fund                     22.3%
----------------------------------------------------------------
RiverSource Limited Duration Bond Fund                14.5%
----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 6.9%
----------------------------------------------------------------
RiverSource Global Bond Fund                           5.3%
----------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.1%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  41

INVESTMENT CHANGES -------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND

Fund holdings at Jan. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     real estate, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                    4.3%                  4.3%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 1.4%                  1.8%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          3.9%                  3.6%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          0.3%                  0.2%
--------------------------------------------------------------------------------------
RiverSource Diversified Equity Income Fund             4.9%                  4.2%
--------------------------------------------------------------------------------------
RiverSource Dividend Opportunity Fund                  2.3%                  1.5%
--------------------------------------------------------------------------------------
RiverSource Growth Fund                                5.2%                  7.0%
--------------------------------------------------------------------------------------
RiverSource Large Cap Equity Fund                      0.8%                  0.8%
--------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                       0.3%                  0.2%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Growth Fund                        1.6%                  1.6%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Value Fund                         0.9%                  0.4%
--------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth Fund            2.0%                  2.7%
--------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value Fund            3.5%                  3.1%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth Fund                                          3.9%                  5.2%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Value Fund                                           3.7%                  3.3%
--------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
  Fund                                                 0.5%                  0.5%
--------------------------------------------------------------------------------------
RiverSource Partners Select Value Fund                 1.3%                  0.4%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth Fund             0.9%                  1.2%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value Fund              0.9%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Real Estate Fund                           1.4%                  2.9%
--------------------------------------------------------------------------------------
Threadneedle International Opportunity Fund            2.4%                  2.3%
======================================================================================
                                                      46.4%                 47.5%
--------------------------------------------------------------------------------------
FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, floating rate, global,
     high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     27.5%                 28.1%
--------------------------------------------------------------------------------------
RiverSource Floating Rate Fund                         0.5%                  0.7%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           7.2%                  5.4%
--------------------------------------------------------------------------------------
RiverSource Income Opportunities Fund                  3.8%                  3.3%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 8.6%                  9.8%
======================================================================================
                                                      47.6%                 47.3%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.1%                  5.2%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       0.9%                   --%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
42  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


Fixed Income Funds(1)                                 47.6%
----------------------------------------------------------------
Equity Funds(2)                                       46.4%
----------------------------------------------------------------
Alternative Investment(3)                              5.1%
----------------------------------------------------------------
Cash Equivalents(4)                                    0.9%
----------------------------------------------------------------


(1) Includes Investment Grade 27.5%, Inflation Protected Securities 8.6%, Global Bond 7.2%, High Yield 3.8% and Floating Rate 0.5%.
(2) Includes U.S. Large Cap 22.9%, International 11.9%, U.S. Mid Cap 5.8%, Dividend Income 2.3%, U.S. Small Cap 1.8%, Real Estate 1.4% and U.S. Small-Mid Cap 0.3%.
(3) Comprised entirely of an investment in the RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of Money Market.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


RiverSource Diversified Bond Fund                     27.5%
----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 8.6%
----------------------------------------------------------------
RiverSource Global Bond Fund                           7.2%
----------------------------------------------------------------
RiverSource Growth Fund                                5.2%
----------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.1%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  43

INVESTMENT CHANGES -------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND

Fund holdings at Jan. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     real estate, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                    5.7%                  5.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 1.8%                  2.4%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          5.2%                  4.8%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          0.4%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Diversified Equity Income Fund             6.6%                  5.9%
--------------------------------------------------------------------------------------
RiverSource Dividend Opportunity Fund                  3.1%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Growth Fund                                7.0%                  9.3%
--------------------------------------------------------------------------------------
RiverSource Large Cap Equity Fund                      1.1%                  1.1%
--------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                       0.4%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Growth Fund                        2.2%                  2.1%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Value Fund                         1.2%                  0.5%
--------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth Fund            2.6%                  3.6%
--------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value Fund            4.6%                  4.3%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth Fund                                          5.2%                  6.9%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Value Fund                                           5.0%                  4.5%
--------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
  Fund                                                 0.6%                  0.6%
--------------------------------------------------------------------------------------
RiverSource Partners Select Value Fund                 1.7%                  0.5%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth Fund             1.2%                  1.5%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value Fund              1.2%                  0.4%
--------------------------------------------------------------------------------------
RiverSource Real Estate Fund                           1.4%                  3.0%
--------------------------------------------------------------------------------------
Threadneedle International Opportunity Fund            3.3%                  3.1%
======================================================================================
                                                      61.5%                 62.8%
--------------------------------------------------------------------------------------
FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, floating rate, global,
     high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     13.4%                 14.0%
--------------------------------------------------------------------------------------
RiverSource Floating Rate Fund                         0.3%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           7.2%                  4.8%
--------------------------------------------------------------------------------------
RiverSource Income Opportunities Fund                  3.2%                  1.9%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 8.2%                 10.3%
--------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government
  Fund                                                  --%                  0.7%
======================================================================================
                                                      32.3%                 32.0%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.2%                  5.2%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       1.0%                   --%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
44  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


Fixed Income Funds(1)                                 32.3%
----------------------------------------------------------------
Equity Funds(2)                                       61.5%
----------------------------------------------------------------
Alternative Investment(3)                              5.2%
----------------------------------------------------------------
Cash Equivalents(4)                                    1.0%
----------------------------------------------------------------


(1) Includes Investment Grade 13.4%, Inflation Protected Securities 8.2%, Global Bond 7.2%, High Yield 3.2% and Floating Rate 0.3%.
(2) Includes U.S. Large Cap 30.6%, International 15.9%, U.S. Mid Cap 7.7%, Dividend Income 3.1%, U.S. Small Cap 2.4%, Real Estate 1.4% and U.S. Small-Mid Cap 0.4%.
(3) Comprised entirely of an investment in the RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of Money Market.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


RiverSource Diversified Bond Fund                     13.4%
----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 8.2%
----------------------------------------------------------------
RiverSource Global Bond Fund                           7.2%
----------------------------------------------------------------
RiverSource Growth Fund                                7.0%
----------------------------------------------------------------
RiverSource Diversified Equity Income Fund             6.6%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  45

INVESTMENT CHANGES -------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND

Fund holdings at Jan. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     real estate, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                    7.2%                  7.2%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 2.3%                  3.0%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          6.6%                  6.0%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          0.5%                  0.3%
--------------------------------------------------------------------------------------
RiverSource Diversified Equity Income Fund             8.3%                  7.3%
--------------------------------------------------------------------------------------
RiverSource Dividend Opportunity Fund                  3.9%                  2.5%
--------------------------------------------------------------------------------------
RiverSource Growth Fund                                8.7%                 11.6%
--------------------------------------------------------------------------------------
RiverSource Large Cap Equity Fund                      1.4%                  1.4%
--------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                       0.5%                  0.4%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Growth Fund                        2.8%                  2.7%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Value Fund                         1.5%                  0.6%
--------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth Fund            3.2%                  4.5%
--------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value Fund            5.8%                  5.4%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth Fund                                          6.6%                  8.7%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Value Fund                                           6.2%                  5.6%
--------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
  Fund                                                 0.8%                  0.8%
--------------------------------------------------------------------------------------
RiverSource Partners Select Value Fund                 2.2%                  0.6%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth Fund             1.5%                  2.0%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value Fund              1.5%                  0.5%
--------------------------------------------------------------------------------------
RiverSource Real Estate Fund                           1.4%                  3.1%
--------------------------------------------------------------------------------------
Threadneedle International Opportunity Fund            4.1%                  3.9%
======================================================================================
                                                      77.0%                 78.1%
--------------------------------------------------------------------------------------
FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, floating rate, global,
     high yield, inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                      5.2%                  6.6%
--------------------------------------------------------------------------------------
RiverSource Floating Rate Fund                         1.1%                  1.0%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           1.9%                  1.0%
--------------------------------------------------------------------------------------
RiverSource Income Opportunities Fund                  3.7%                  1.6%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 5.0%                  5.0%
--------------------------------------------------------------------------------------
RiverSource Short Duration U.S. Government
  Fund                                                  --%                  1.4%
======================================================================================
                                                      16.9%                 16.6%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.2%                  5.3%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       0.9%                   --%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
46  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


Fixed Income Funds(1)                                 16.9%
----------------------------------------------------------------
Equity Funds(2)                                       77.0%
----------------------------------------------------------------
Alternative Investment(3)                              5.2%
----------------------------------------------------------------
Cash Equivalents(4)                                    0.9%
----------------------------------------------------------------


(1) Includes Investment Grade 5.2%, Inflation Protected Securities 5.0%, High Yield 3.7%, Global Bond 1.9% and Floating Rate 1.1%.
(2) Includes U.S. Large Cap 38.5%, International 20.0%, U.S. Mid Cap 9.7%, Dividend Income 3.9%, U.S. Small Cap 3.0%, Real Estate 1.4% and U.S. Small-Mid Cap 0.5%.
(3) Comprised entirely of an investment in the RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of Money Market.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


RiverSource Growth Fund                               8.7%
----------------------------------------------------------------
RiverSource Diversified Equity Income Fund            8.3%
----------------------------------------------------------------
RiverSource Disciplined Equity Fund                   7.2%
----------------------------------------------------------------
RiverSource Partners International Select
  Growth Fund                                         6.6%
----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         6.6%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  47

INVESTMENT CHANGES -------------------------------------------------------------

RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND

Fund holdings at Jan. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     real estate, small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                    8.8%                  8.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 2.8%                  3.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          8.1%                  7.3%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          0.6%                  0.4%
--------------------------------------------------------------------------------------
RiverSource Diversified Equity Income Fund             9.6%                  9.0%
--------------------------------------------------------------------------------------
RiverSource Dividend Opportunity Fund                  4.1%                  3.0%
--------------------------------------------------------------------------------------
RiverSource Growth Fund                               12.4%                 14.3%
--------------------------------------------------------------------------------------
RiverSource Large Cap Equity Fund                      1.7%                  1.7%
--------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                       1.5%                  0.5%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Growth Fund                        3.7%                  3.3%
--------------------------------------------------------------------------------------
RiverSource Mid Cap Value Fund                         1.9%                  0.7%
--------------------------------------------------------------------------------------
RiverSource Partners Aggressive Growth Fund            3.7%                  5.5%
--------------------------------------------------------------------------------------
RiverSource Partners Fundamental Value Fund            7.0%                  6.6%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Growth Fund                                          8.1%                 10.6%
--------------------------------------------------------------------------------------
RiverSource Partners International Select
  Value Fund                                           7.7%                  6.8%
--------------------------------------------------------------------------------------
RiverSource Partners International Small Cap
  Fund                                                 1.0%                  1.0%
--------------------------------------------------------------------------------------
RiverSource Partners Select Value Fund                 2.2%                  0.8%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Growth Fund             1.6%                  2.4%
--------------------------------------------------------------------------------------
RiverSource Partners Small Cap Value Fund              1.7%                  0.6%
--------------------------------------------------------------------------------------
RiverSource Real Estate Fund                           1.4%                  3.1%
--------------------------------------------------------------------------------------
Threadneedle International Opportunity Fund            5.1%                  4.7%
======================================================================================
                                                      94.7%                 94.7%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.3%                  5.3%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                        --%                   --%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)



Equity Funds(1)                                       94.7%
----------------------------------------------------------------

Alternative Investment(2)                              5.3%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 49.1%, International 24.7%, U.S. Mid Cap 11.5%, Dividend Income 4.1%, U.S. Small Cap 3.3%, Real Estate 1.4% and U.S. Small-Mid Cap 0.6%.
(2) Comprised entirely of an investment in the RiverSource Absolute Return Currency and Income Fund.


--------------------------------------------------------------------------------
48  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


TOP FIVE HOLDINGS --------------------------------------------------------------
(at Jan. 31, 2009; % of portfolio assets)


RiverSource Growth Fund                               12.4%
----------------------------------------------------------------
RiverSource Diversified Equity Income Fund             9.6%
----------------------------------------------------------------
RiverSource Disciplined Equity Fund                    8.8%
----------------------------------------------------------------
RiverSource Partners International Select
  Growth Fund                                          8.1%
----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          8.1%
----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  49

FUND EXPENSES EXAMPLES ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include distribution and service (12b-1) fees; and other Fund fees and expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses, which each Fund bears directly, the Fund's shareholders indirectly bear the expenses of the underlying funds (also referred to as "acquired funds") in which each Fund invests. The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2009.

ACTUAL EXPENSES
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
50  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


RiverSource Portfolio Builder Conservative Fund

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  AUG. 1, 2008   JAN. 31, 2009   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  895.10         $2.27             $5.07
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,022.60         $2.43             $5.41
--------------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  892.30         $5.87             $8.66
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.80         $6.26             $9.24
--------------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  891.50         $5.82             $8.61
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.85         $6.21             $9.19
--------------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  897.50         $1.80(e)          $4.60(e)
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,023.10         $1.92(e)          $4.91(e)
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                              FUND'S          ACQUIRED FUND
                                                            ANNUALIZED      (UNDERLYING FUND)    NET FUND
                                                          EXPENSE RATIO   FEES AND EXPENSES(C)   EXPENSES
---------------------------------------------------------------------------------------------------------
Class A                                                        .48%               .59%             1.07%
---------------------------------------------------------------------------------------------------------
Class B                                                       1.24%               .59%             1.83%
---------------------------------------------------------------------------------------------------------
Class C                                                       1.23%               .59%             1.82%
---------------------------------------------------------------------------------------------------------
Class R4                                                       .38%               .59%              .97%
---------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.66% for all classes. Had these commitments not been in place for the entire six month period ended Jan. 31, 2009, the actual expenses paid would have been $5.40 for Class A, $8.99 for Class B, $8.94 for Class C and $4.93 for Class R4; the hypothetical expenses paid would have been $5.76 for Class A, $9.59 for Class B, $9.54 for Class C and $5.26 for Class R4.
(d) Based on the actual return for the six months ended Jan. 31, 2009: -10.49% for Class A, -10.77% for Class B, -10.85% for Class C and -10.25% for Class R4.
(e) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Feb. 1, 2009. If this change had been in place for the entire six month period ended Jan. 31, 2009, the actual direct expenses paid would have been $1.90 for Class R4; the hypothetical direct expenses paid would have been and $2.02 for Class R4. Additionally, had this change been in place for the entire six month period ended Jan. 31, 2009, the actual direct and indirect expenses paid would have been $4.70 for Class R4; the hypothetical direct and indirect expenses paid would have been $5.01 for Class R4.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  51

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


RiverSource Portfolio Builder Moderate Conservative Fund

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  AUG. 1, 2008   JAN. 31, 2009   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  837.40         $2.11             $5.05
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,022.70         $2.33             $5.56
--------------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  834.70         $5.55             $8.49
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.95         $6.11             $9.34
--------------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  834.80         $5.55             $8.49
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.95         $6.11             $9.34
--------------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  839.20         $1.47(e)          $4.41(e)
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,023.40         $1.62(e)          $4.86(e)
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                              FUND'S          ACQUIRED FUND
                                                            ANNUALIZED      (UNDERLYING FUND)    NET FUND
                                                          EXPENSE RATIO   FEES AND EXPENSES(C)   EXPENSES
---------------------------------------------------------------------------------------------------------
Class A                                                        .46%               .64%             1.10%
---------------------------------------------------------------------------------------------------------
Class B                                                       1.21%               .64%             1.85%
---------------------------------------------------------------------------------------------------------
Class C                                                       1.21%               .64%             1.85%
---------------------------------------------------------------------------------------------------------
Class R4                                                       .32%               .64%              .96%
---------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.69% for all classes. Had these commitments not been in place for the entire six month period ended Jan. 31, 2009, the actual expenses paid would have been $5.28 for Class A, $8.71 for Class B, $8.72 for Class C and $4.64 for Class R4; the hypothetical expenses paid would have been $5.82 for Class A, $9.59 for Class B, $9.59 for Class C and $5.11 for Class R4.
(d) Based on the actual return for the six months ended Jan. 31, 2009: -16.26% for Class A, -16.53% for Class B, -16.52% for Class C and -16.08% for Class R4.
(e) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Feb. 1, 2009. If this change had been in place for the entire six month period ended Jan. 31, 2009, the actual direct expenses paid would have been $1.70 for Class R4; the hypothetical direct expenses paid would have been and $1.87 for Class R4. Additionally, had this change been in place for the entire six month period ended Jan. 31, 2009, the actual direct and indirect expenses paid would have been $4.64 for Class R4; the hypothetical direct and indirect expenses paid would have been $5.11 for Class R4.


--------------------------------------------------------------------------------
52  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


RiverSource Portfolio Builder Moderate Fund

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  AUG. 1, 2008   JAN. 31, 2009   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  778.20         $2.00             $5.07
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,022.75         $2.28             $5.76
--------------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  774.30         $5.37             $8.43
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.95         $6.11             $9.59
--------------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  775.40         $5.37             $8.43
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.95         $6.11             $9.59
--------------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  778.80         $1.38(e)          $4.45(e)
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,023.45         $1.57(e)          $5.06(e)
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                              FUND'S          ACQUIRED FUND
                                                            ANNUALIZED      (UNDERLYING FUND)    NET FUND
                                                          EXPENSE RATIO   FEES AND EXPENSES(C)   EXPENSES
---------------------------------------------------------------------------------------------------------
Class A                                                        .45%               .69%             1.14%
---------------------------------------------------------------------------------------------------------
Class B                                                       1.21%               .69%             1.90%
---------------------------------------------------------------------------------------------------------
Class C                                                       1.21%               .69%             1.90%
---------------------------------------------------------------------------------------------------------
Class R4                                                       .31%               .69%             1.00%
---------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.72% for all classes. Had these commitments not been in place for the entire six month period ended Jan. 31, 2009, the actual expenses paid would have been $5.20 for Class A, $8.56 for Class B, $8.57 for Class C and $4.58 for Class R4; the hypothetical expenses paid would have been $5.92 for Class A, $9.74 for Class B, $9.74 for Class C and $5.21 for Class R4.
(d) Based on the actual return for the six months ended Jan. 31, 2009: -22.18% for Class A, -22.57% for Class B, -22.46% for Class C and -22.12% for Class R4.
(e) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired fund) will not exceed 0.41% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Feb. 1, 2009. If this change had been in place for the entire six month period ended Jan. 31, 2009, the actual direct expenses paid would have been $1.56 for Class R4; the hypothetical direct expenses paid would have been and $1.77 for Class R4. Additionally, had this change been in place for the entire six month period ended Jan. 31, 2009, the actual direct and indirect expenses paid would have been $4.62 for Class R4; the hypothetical direct and indirect expenses paid would have been $5.26 for Class R4.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  53

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


RiverSource Portfolio Builder Moderate Aggressive Fund

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  AUG. 1, 2008   JAN. 31, 2009   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  725.10         $2.11             $5.26
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,022.55         $2.48             $6.17
--------------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  722.20         $5.38             $8.52
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.75         $6.31             $9.99
--------------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  723.00         $5.38             $8.53
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.75         $6.31             $9.99
--------------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  726.80         $1.47(e)          $4.62(e)
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,023.30         $1.72(e)          $5.41(e)
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                              FUND'S          ACQUIRED FUND
                                                            ANNUALIZED      (UNDERLYING FUND)    NET FUND
                                                          EXPENSE RATIO   FEES AND EXPENSES(C)   EXPENSES
---------------------------------------------------------------------------------------------------------
Class A                                                        .49%               .73%             1.22%
---------------------------------------------------------------------------------------------------------
Class B                                                       1.25%               .73%             1.98%
---------------------------------------------------------------------------------------------------------
Class C                                                       1.25%               .73%             1.98%
---------------------------------------------------------------------------------------------------------
Class R4                                                       .34%               .73%             1.07%
---------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.75% for all classes. Had these commitments not been in place for the entire six month period ended Jan. 31, 2009, the actual expenses paid would have been $5.35 for Class A, $8.61 for Class B, $8.62 for Class C and $4.71 for Class R4; the hypothetical expenses paid would have been $6.27 for Class A, $10.09 for Class B, $10.09 for Class C and $5.51 for Class R4.
(d) Based on the actual return for the six months ended Jan. 31, 2009: -27.49% for Class A, -27.78% for Class B, -27.70% for Class C and -27.32% for Class R4.
(e) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Feb. 1, 2009. If this change had been in place for the entire six month period ended Jan. 31, 2009, the actual direct expenses paid would have been $1.51 for Class R4; the hypothetical direct expenses paid would have been and $1.77 for Class R4. Additionally, had this change been in place for the entire six month period ended Jan. 31, 2009, the actual direct and indirect expenses paid would have been $4.66 for Class R4; the hypothetical direct and indirect expenses paid would have been $5.46 for Class R4.


--------------------------------------------------------------------------------
54  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


RiverSource Portfolio Builder Aggressive Fund

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  AUG. 1, 2008   JAN. 31, 2009   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  674.80         $2.14             $ 5.32
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,022.45         $2.58             $ 6.42
--------------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  672.30         $5.31             $ 8.49
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.65         $6.41             $10.24
--------------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  673.00         $5.27(e)          $ 8.45(e)
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.70         $6.36(e)          $10.19(e)
--------------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  676.80         $1.51(e)          $ 4.70
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,023.20         $1.82(e)          $ 5.66
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                              FUND'S          ACQUIRED FUND
                                                            ANNUALIZED      (UNDERLYING FUND)    NET FUND
                                                          EXPENSE RATIO   FEES AND EXPENSES(C)   EXPENSES
---------------------------------------------------------------------------------------------------------
Class A                                                        .51%               .76%             1.27%
---------------------------------------------------------------------------------------------------------
Class B                                                       1.27%               .76%             2.03%
---------------------------------------------------------------------------------------------------------
Class C                                                       1.26%               .76%             2.02%
---------------------------------------------------------------------------------------------------------
Class R4                                                       .36%               .76%             1.12%
---------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.78% for all classes. Had these commitments not been in place for the entire six month period ended Jan. 31, 2009, the actual expenses paid would have been $5.40 for Class A, $8.57 for Class B, $8.53 for Class C and $4.82 for Class R4; the hypothetical expenses paid would have been $6.52 for Class A, $10.35 for Class B, $10.30 for Class C and $5.82 for Class R4.
(d) Based on the actual return for the six months ended Jan. 31, 2009: -32.52% for Class A, -32.77% for Class B, -32.70% for Class C and -32.32% for Class R4.
(e) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.27% for Class C. Any amounts waived will not be reimbursed by the Fund. This change was effective Feb. 1, 2009. If this change had been in place for the entire six month period ended Jan. 31, 2009, the actual direct expenses paid would have been $5.31 for Class C; the hypothetical direct expenses paid would have been $6.41 for Class C. Additionally, had this change been in place for the entire six month period ended Jan. 31, 2009, the actual direct and indirect expenses paid would have been $8.49 for Class C; the hypothetical direct and indirect expenses paid would have been $10.24 for Class C.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  55

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


RiverSource Portfolio Builder Total Equity Fund

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  AUG. 1, 2008   JAN. 31, 2009   THE PERIOD(A)   THE PERIOD(B),(C)
--------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  623.90         $2.07             $ 5.28
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,022.45         $2.58             $ 6.57
--------------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  621.70         $5.15             $ 8.35
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.65         $6.41             $10.40
--------------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  621.10         $5.11(e)          $ 8.31(e)
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.70         $6.36(e)          $10.35(e)
--------------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $  625.60         $1.50             $ 4.71
--------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,023.15         $1.87             $ 5.87
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                              FUND'S          ACQUIRED FUND
                                                            ANNUALIZED      (UNDERLYING FUND)    NET FUND
                                                          EXPENSE RATIO   FEES AND EXPENSES(C)   EXPENSES
---------------------------------------------------------------------------------------------------------
Class A                                                        .51%               .79%             1.30%
---------------------------------------------------------------------------------------------------------
Class B                                                       1.27%               .79%             2.06%
---------------------------------------------------------------------------------------------------------
Class C                                                       1.26%               .79%             2.05%
---------------------------------------------------------------------------------------------------------
Class R4                                                       .37%               .79%             1.16%
---------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.82% for all classes. Had these commitments not been in place for the entire six month period ended Jan. 31, 2009, the actual expenses paid would have been $5.40 for Class A, $8.47 for Class B, $8.43 for Class C and $4.84 for Class R4; the hypothetical expenses paid would have been $6.72 for Class A, $10.55 for Class B, $10.50 for Class C and $6.02 for Class R4.
(d) Based on the actual return for the six months ended Jan. 31, 2009: -37.61% for Class A, -37.83% for Class B, -37.89% for Class C and -37.44% for Class R4.
(e) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.27% for Class C. Any amounts waived will not be reimbursed by the Fund. This change was effective Feb. 1, 2009. If this change had been in place for the entire six month period ended Jan. 31, 2009, the actual direct expenses paid would have been $5.15 for Class C; the hypothetical direct expenses paid would have been and $6.41 for Class C. Additionally, had this change been in place for the entire six month period ended Jan. 31, 2009, the actual direct and indirect expenses paid would have been $8.35 for Class C; the hypothetical direct and indirect expenses paid would have been $10.40 for Class C.


--------------------------------------------------------------------------------
56  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
RiverSource Portfolio Builder Conservative Fund
JAN. 31, 2009
(Percentages represent value of investments compared to net assets)



EQUITY FUNDS (18.3%)
                                                       SHARES                VALUE(a)
DIVIDEND INCOME (0.9%)
RiverSource Dividend Opportunity Fund                   337,619            $1,715,105
-------------------------------------------------------------------------------------

INTERNATIONAL (4.5%)
RiverSource Disciplined International Equity
 Fund                                                   210,183             1,027,795
RiverSource Partners International Select
 Growth Fund                                            679,015             2,906,183
RiverSource Partners International Select
 Value Fund                                             672,394(b)          2,783,710
RiverSource Partners International Small Cap
 Fund                                                    94,202(b)            344,780
Threadneedle International Opportunity Fund             317,407             1,834,614
                                                                      ---------------
Total                                                                       8,897,082
-------------------------------------------------------------------------------------

REAL ESTATE (1.3%)
RiverSource Real Estate Fund                            454,984             2,652,556
-------------------------------------------------------------------------------------

U.S. LARGE CAP (8.6%)
RiverSource Disciplined Equity Fund                     887,306(b)          3,194,303
RiverSource Disciplined Large Cap Growth Fund           516,542             2,923,629
RiverSource Diversified Equity Income Fund              592,613             3,697,902
RiverSource Growth Fund                                 237,725             3,879,664
RiverSource Large Cap Equity Fund                       234,711               617,291
RiverSource Large Cap Value Fund                         84,720               217,731
RiverSource Partners Fundamental Value Fund             827,804             2,591,027
                                                                      ---------------
Total                                                                      17,121,547
-------------------------------------------------------------------------------------

U.S. MID CAP (2.2%)
RiverSource Mid Cap Growth Fund                         195,961(b)          1,113,058
RiverSource Mid Cap Value Fund                          160,743               696,016
RiverSource Partners Aggressive Growth Fund             277,270(b)          1,516,667
RiverSource Partners Select Value Fund                  339,249               963,468
                                                                      ---------------
Total                                                                       4,289,209
-------------------------------------------------------------------------------------

U.S. SMALL CAP (0.7%)
RiverSource Partners Small Cap Growth Fund              272,342(b)            653,620
RiverSource Partners Small Cap Value Fund               241,492(b)            700,327
                                                                      ---------------
Total                                                                       1,353,947
-------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.1%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                             44,339               228,346
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $57,202,163)                                                       $36,257,792
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (69.8%)
                                                       SHARES                VALUE(a)
GLOBAL BOND (3.9%)
RiverSource Global Bond Fund                          1,257,439            $7,645,228
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (6.8%)
RiverSource Inflation Protected Securities
 Fund                                                 1,441,794            13,567,286
-------------------------------------------------------------------------------------

INVESTMENT GRADE (59.1%)
RiverSource Diversified Bond Fund                    10,512,681            46,045,543
RiverSource Limited Duration Bond Fund                5,355,077(c)         47,124,677
RiverSource Short Duration U.S. Government
 Fund                                                 5,267,994            23,969,372
                                                                      ---------------
Total                                                                     117,139,592
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $148,247,451)                                                     $138,352,106
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (5.0%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                          1,008,083            $9,980,021
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $9,849,919)                                                         $9,980,021
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (6.8%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                     13,444,168           $13,444,168
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $13,444,168)                                                       $13,444,168
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $228,743,701)(d)                                                  $198,034,087
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.

(d) At Jan. 31, 2009, the cost of securities for federal income tax purposes was $232,625,264 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                        $130,102
     Unrealized depreciation                                                     (34,721,279)
     ---------------------------------------------------------------------------------------
     Net unrealized depreciation                                                $(34,591,177)
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  57

INVESTMENTS IN AFFILIATED FUNDS (continued) ------------------------------------
RiverSource Portfolio Builder Conservative Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Jan. 31, 2009:

                                                                    FAIR VALUE AT JAN. 31, 2009
                                                     ---------------------------------------------------------
                                                          LEVEL 1        LEVEL 2
                                                       QUOTED PRICES      OTHER        LEVEL 3
                                                         IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                        MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                          IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                        $198,034,087        $--           $--      $198,034,087





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
58  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
RiverSource Portfolio Builder Moderate Conservative Fund
JAN. 31, 2009
(Percentages represent value of investments compared to net assets)



EQUITY FUNDS (31.7%)
                                                       SHARES                VALUE(a)
DIVIDEND INCOME (1.6%)
RiverSource Dividend Opportunity Fund                 1,021,113            $5,187,252
-------------------------------------------------------------------------------------

INTERNATIONAL (8.0%)
RiverSource Disciplined International Equity
 Fund                                                   631,824             3,089,617
RiverSource Partners International Select
 Growth Fund                                          2,049,916             8,773,641
RiverSource Partners International Select
 Value Fund                                           2,018,943(b)          8,358,425
RiverSource Partners International Small Cap
 Fund                                                   284,174(b)          1,040,078
Threadneedle International Opportunity Fund             956,074             5,526,105
                                                                      ---------------
Total                                                                      26,787,866
-------------------------------------------------------------------------------------

REAL ESTATE (1.3%)
RiverSource Real Estate Fund                            772,064             4,501,133
-------------------------------------------------------------------------------------

U.S. LARGE CAP (15.5%)
RiverSource Disciplined Equity Fund                   2,666,224             9,598,406
RiverSource Disciplined Large Cap Growth Fund         1,554,029             8,795,805
RiverSource Diversified Equity Income Fund            1,782,064            11,120,077
RiverSource Growth Fund                                 716,180            11,688,062
RiverSource Large Cap Equity Fund                       713,314             1,876,016
RiverSource Large Cap Value Fund                        251,018               645,115
RiverSource Partners Fundamental Value Fund           2,497,794             7,818,096
                                                                      ---------------
Total                                                                      51,541,577
-------------------------------------------------------------------------------------

U.S. MID CAP (3.9%)
RiverSource Mid Cap Growth Fund                         587,047(b)          3,334,425
RiverSource Mid Cap Value Fund                          477,773             2,068,757
RiverSource Partners Aggressive Growth Fund             848,559(b)          4,641,615
RiverSource Partners Select Value Fund                1,010,104             2,868,697
                                                                      ---------------
Total                                                                      12,913,494
-------------------------------------------------------------------------------------

U.S. SMALL CAP (1.2%)
RiverSource Partners Small Cap Growth Fund              842,420(b)          2,021,809
RiverSource Partners Small Cap Value Fund               714,314(b)          2,071,509
                                                                      ---------------
Total                                                                       4,093,318
-------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.2%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                            131,497               677,212
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $176,545,038)                                                     $105,701,852
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (59.5%)
                                                       SHARES                VALUE(a)
FLOATING RATE (1.0%)
RiverSource Floating Rate Fund                          502,679            $3,292,545
-------------------------------------------------------------------------------------

GLOBAL BOND (5.3%)
RiverSource Global Bond Fund                          2,928,320            17,804,185
-------------------------------------------------------------------------------------

HIGH YIELD (4.6%)
RiverSource Income Opportunities Fund                 1,991,899(c)         15,257,944
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (6.9%)
RiverSource Inflation Protected Securities
 Fund                                                 2,443,116            22,989,722
-------------------------------------------------------------------------------------

INVESTMENT GRADE (41.7%)
RiverSource Diversified Bond Fund                    16,992,566            74,427,438
RiverSource Limited Duration Bond Fund                5,494,548(c)         48,352,026
RiverSource Short Duration U.S. Government
 Fund                                                 3,650,890            16,611,548
                                                                      ---------------
Total                                                                     139,391,012
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $215,066,311)                                                     $198,735,408
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (5.1%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                          1,708,784           $16,916,957
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $16,684,669)                                                       $16,916,957
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (3.7%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                     12,364,293           $12,364,293
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $12,364,293)                                                       $12,364,293
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $420,660,311)(d)                                                  $333,718,510
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.

(d) At Jan. 31, 2009, the cost of securities for federal income tax purposes was $428,119,470 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                        $232,288
     Unrealized depreciation                                                     (94,633,248)
     ---------------------------------------------------------------------------------------
     Net unrealized depreciation                                                $(94,400,960)
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  59

INVESTMENTS IN AFFILIATED FUNDS (continued) ------------------------------------
RiverSource Portfolio Builder Moderate Conservative Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Jan. 31, 2009:

                                                                    FAIR VALUE AT JAN. 31, 2009
                                                     ---------------------------------------------------------
                                                          LEVEL 1        LEVEL 2
                                                       QUOTED PRICES      OTHER        LEVEL 3
                                                         IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                        MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                          IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                        $333,718,510        $--           $--      $333,718,510





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
60  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
RiverSource Portfolio Builder Moderate Fund
JAN. 31, 2009
(Percentages represent value of investments compared to net assets)



EQUITY FUNDS (46.3%)
                                                       SHARES                VALUE(a)
DIVIDEND INCOME (2.3%)
RiverSource Dividend Opportunity Fund                 3,805,157           $19,330,197
-------------------------------------------------------------------------------------

INTERNATIONAL (11.9%)
RiverSource Disciplined International Equity
 Fund                                                 2,370,562            11,592,049
RiverSource Partners International Select
 Growth Fund                                          7,662,007(c)         32,793,388
RiverSource Partners International Select
 Value Fund                                           7,552,897(b)         31,268,993
RiverSource Partners International Small Cap
 Fund                                                 1,063,113(b,c)        3,890,995
Threadneedle International Opportunity Fund           3,582,027(c)         20,704,114
                                                                      ---------------
Total                                                                     100,249,539
-------------------------------------------------------------------------------------

REAL ESTATE (1.4%)
RiverSource Real Estate Fund                          1,995,498(c)         11,633,752
-------------------------------------------------------------------------------------

U.S. LARGE CAP (22.9%)
RiverSource Disciplined Equity Fund                   9,959,780            35,855,207
RiverSource Disciplined Large Cap Growth Fund         5,798,319(c)         32,818,485
RiverSource Diversified Equity Income Fund            6,664,208            41,584,656
RiverSource Growth Fund                               2,708,430            44,201,575
RiverSource Large Cap Equity Fund                     2,647,426             6,962,731
RiverSource Large Cap Value Fund                        912,218(c)          2,344,399
RiverSource Partners Fundamental Value Fund           9,340,924(c)         29,237,092
                                                                      ---------------
Total                                                                     193,004,145
-------------------------------------------------------------------------------------

U.S. MID CAP (5.7%)
RiverSource Mid Cap Growth Fund                       2,308,847(b)         13,114,252
RiverSource Mid Cap Value Fund                        1,795,850             7,776,032
RiverSource Partners Aggressive Growth Fund           3,061,676(b,c)       16,747,366
RiverSource Partners Select Value Fund                3,798,742            10,788,426
                                                                      ---------------
Total                                                                      48,426,076
-------------------------------------------------------------------------------------

U.S. SMALL CAP (1.8%)
RiverSource Partners Small Cap Growth Fund            3,113,428(b,c)        7,472,226
RiverSource Partners Small Cap Value Fund             2,685,542(b)          7,788,071
                                                                      ---------------
Total                                                                      15,260,297
-------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.3%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                            477,983             2,461,614
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $667,040,249)                                                     $390,365,620
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (47.6%)
                                                       SHARES                VALUE(a)
FLOATING RATE (0.5%)
RiverSource Floating Rate Fund                          655,445            $4,293,165
-------------------------------------------------------------------------------------

GLOBAL BOND (7.2%)
RiverSource Global Bond Fund                          9,975,621(c)         60,651,773
-------------------------------------------------------------------------------------

HIGH YIELD (3.8%)
RiverSource Income Opportunities Fund                 4,225,837(c)         32,369,910
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (8.6%)
RiverSource Inflation Protected Securities
 Fund                                                 7,714,023(c)         72,588,958
-------------------------------------------------------------------------------------

INVESTMENT GRADE (27.5%)
RiverSource Diversified Bond Fund                    52,809,230(c)        231,304,425
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $435,896,517)                                                     $401,208,231
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (5.1%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                          4,349,447(c)        $43,059,528
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $42,475,868)                                                       $43,059,528
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (1.0%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                      7,965,418            $7,965,418
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $7,965,418)                                                         $7,965,418
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $1,153,378,052)(d)                                                $842,598,797
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.

(d) At Jan. 31, 2009, the cost of securities for federal income tax purposes was $1,172,576,514 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                        $583,659
     Unrealized depreciation                                                    (330,561,376)
     ---------------------------------------------------------------------------------------
     Net unrealized depreciation                                               $(329,977,717)
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  61

INVESTMENTS IN AFFILIATED FUNDS (continued) ------------------------------------
RiverSource Portfolio Builder Moderate Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Jan. 31, 2009:

                                                                    FAIR VALUE AT JAN. 31, 2009
                                                     ---------------------------------------------------------
                                                          LEVEL 1        LEVEL 2
                                                       QUOTED PRICES      OTHER        LEVEL 3
                                                         IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                        MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                          IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                        $842,598,797        $--           $--      $842,598,797





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
62  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
RiverSource Portfolio Builder Moderate Aggressive Fund
JAN. 31, 2009
(Percentages represent value of investments compared to net assets)



EQUITY FUNDS (61.5%)
                                                       SHARES                VALUE(a)
DIVIDEND INCOME (3.1%)
RiverSource Dividend Opportunity Fund                 4,855,981           $24,668,383
-------------------------------------------------------------------------------------

INTERNATIONAL (15.9%)
RiverSource Disciplined International Equity
 Fund                                                 3,004,872            14,693,823
RiverSource Partners International Select
 Growth Fund                                          9,747,093(c)         41,717,558
RiverSource Partners International Select
 Value Fund                                           9,593,311(b,c)       39,716,309
RiverSource Partners International Small Cap
 Fund                                                 1,353,696(b,c)        4,954,526
Threadneedle International Opportunity Fund           4,553,233(c)         26,317,688
                                                                      ---------------
Total                                                                     127,399,904
-------------------------------------------------------------------------------------

REAL ESTATE (1.4%)
RiverSource Real Estate Fund                          1,927,955(c)         11,239,977
-------------------------------------------------------------------------------------

U.S. LARGE CAP (30.6%)
RiverSource Disciplined Equity Fund                  12,664,978            45,593,923
RiverSource Disciplined Large Cap Growth Fund         7,382,781(c)         41,786,539
RiverSource Diversified Equity Income Fund            8,482,977            52,933,776
RiverSource Growth Fund                               3,426,079            55,913,605
RiverSource Large Cap Equity Fund                     3,384,259             8,900,602
RiverSource Large Cap Value Fund                      1,172,823(c)          3,014,156
RiverSource Partners Fundamental Value Fund          11,883,837(c)         37,196,410
                                                                      ---------------
Total                                                                     245,339,011
-------------------------------------------------------------------------------------

U.S. MID CAP (7.7%)
RiverSource Mid Cap Growth Fund                       3,033,114(b)         17,228,086
RiverSource Mid Cap Value Fund                        2,278,428             9,865,591
RiverSource Partners Aggressive Growth Fund           3,797,420(b,c)       20,771,889
RiverSource Partners Select Value Fund                4,831,631(c)         13,721,831
                                                                      ---------------
Total                                                                      61,587,397
-------------------------------------------------------------------------------------

U.S. SMALL CAP (2.4%)
RiverSource Partners Small Cap Growth Fund            3,965,937(b,c)        9,518,249
RiverSource Partners Small Cap Value Fund             3,407,418(b)          9,881,511
                                                                      ---------------
Total                                                                      19,399,760
-------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.4%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                            614,798             3,166,211
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $866,280,389)                                                     $492,800,643
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (32.3%)
                                                       SHARES                VALUE(a)
FLOATING RATE (0.3%)
RiverSource Floating Rate Fund                          415,729            $2,723,027
-------------------------------------------------------------------------------------

GLOBAL BOND (7.2%)
RiverSource Global Bond Fund                          9,521,756(c)         57,892,276
-------------------------------------------------------------------------------------

HIGH YIELD (3.2%)
RiverSource Income Opportunities Fund                 3,324,480(c)         25,465,514
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (8.2%)
RiverSource Inflation Protected Securities
 Fund                                                 6,995,211(c)         65,824,939
-------------------------------------------------------------------------------------

INVESTMENT GRADE (13.4%)
RiverSource Diversified Bond Fund                    24,463,552           107,150,359
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $282,733,659)                                                     $259,056,115
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (5.2%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                          4,193,651(c)        $41,517,144
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $40,930,862)                                                       $41,517,144
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (1.0%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                      7,822,620            $7,822,620
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $7,822,620)                                                         $7,822,620
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $1,197,767,530)(d)                                                $801,196,522
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.

(d) At Jan. 31, 2009, the cost of securities for federal income tax purposes was $1,216,350,685 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                        $586,282
     Unrealized depreciation                                                    (415,740,445)
     ---------------------------------------------------------------------------------------
     Net unrealized depreciation                                               $(415,154,163)
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  63

INVESTMENTS IN AFFILIATED FUNDS (continued) ------------------------------------
RiverSource Portfolio Builder Moderate Aggressive Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Jan. 31, 2009:

                                                                    FAIR VALUE AT JAN. 31, 2009
                                                     ---------------------------------------------------------
                                                          LEVEL 1        LEVEL 2
                                                       QUOTED PRICES      OTHER        LEVEL 3
                                                         IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                        MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                          IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                        $801,196,522        $--           $--      $801,196,522





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
64  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
RiverSource Portfolio Builder Aggressive Fund
JAN. 31, 2009
(Percentages represent value of investments compared to net assets)



EQUITY FUNDS (76.9%)
                                                       SHARES                VALUE(a)
DIVIDEND INCOME (3.9%)
RiverSource Dividend Opportunity Fund                2,770,395            $14,073,607
-------------------------------------------------------------------------------------

INTERNATIONAL (20.0%)
RiverSource Disciplined International Equity
 Fund                                                1,715,496              8,388,776
RiverSource Partners International Select
 Growth Fund                                         5,566,801(c)          23,825,907
RiverSource Partners International Select
 Value Fund                                          5,475,744(b)          22,669,581
RiverSource Partners International Small Cap
 Fund                                                  771,972(b,c)         2,825,418
Threadneedle International Opportunity Fund          2,597,783             15,015,184
                                                                      ---------------
Total                                                                      72,724,866
-------------------------------------------------------------------------------------

REAL ESTATE (1.4%)
RiverSource Real Estate Fund                           873,036              5,089,801
-------------------------------------------------------------------------------------

U.S. LARGE CAP (38.4%)
RiverSource Disciplined Equity Fund                  7,214,432             25,971,955
RiverSource Disciplined Large Cap Growth Fund        4,203,083(c)          23,789,449
RiverSource Diversified Equity Income Fund           4,832,885             30,157,205
RiverSource Growth Fund                              1,941,402             31,683,684
RiverSource Large Cap Equity Fund                    1,933,733              5,085,717
RiverSource Large Cap Value Fund                       658,780              1,693,065
RiverSource Partners Fundamental Value Fund          6,757,367             21,150,558
                                                                      ---------------
Total                                                                     139,531,633
-------------------------------------------------------------------------------------

U.S. MID CAP (9.7%)
RiverSource Mid Cap Growth Fund                      1,805,065(b)          10,252,771
RiverSource Mid Cap Value Fund                       1,292,515              5,596,589
RiverSource Partners Aggressive Growth Fund          2,090,478(b)          11,434,915
RiverSource Partners Select Value Fund               2,745,855              7,798,230
                                                                      ---------------
Total                                                                      35,082,505
-------------------------------------------------------------------------------------

U.S. SMALL CAP (3.0%)
RiverSource Partners Small Cap Growth Fund           2,265,537(b,c)         5,437,289
RiverSource Partners Small Cap Value Fund            1,933,451(b)           5,607,008
                                                                      ---------------
Total                                                                      11,044,297
-------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.5%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                           345,465              1,779,147
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $492,474,756)                                                     $279,325,856
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (16.9%)
                                                       SHARES                VALUE(a)
FLOATING RATE (1.1%)
RiverSource Floating Rate Fund                         608,935             $3,988,524
-------------------------------------------------------------------------------------

GLOBAL BOND (1.9%)
RiverSource Global Bond Fund                         1,153,673              7,014,334
-------------------------------------------------------------------------------------

HIGH YIELD (3.7%)
RiverSource Income Opportunities Fund                1,768,947(c)          13,550,131
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (5.0%)
RiverSource Inflation Protected Securities
 Fund                                                1,928,868             18,150,645
-------------------------------------------------------------------------------------

INVESTMENT GRADE (5.2%)
RiverSource Diversified Bond Fund                    4,279,860             18,745,784
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $68,417,496)                                                       $61,449,418
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (5.3%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                         1,923,804            $19,045,659
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $18,785,996)                                                       $19,045,659
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (0.9%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                     3,142,438             $3,142,438
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $3,142,438)                                                         $3,142,438
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $582,820,686)(d)                                                  $362,963,371
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.

(d) At Jan. 31, 2009, the cost of securities for federal income tax purposes was $594,023,754 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                        $259,663
     Unrealized depreciation                                                    (231,320,046)
     ---------------------------------------------------------------------------------------
     Net unrealized depreciation                                               $(231,060,383)
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  65

INVESTMENTS IN AFFILIATED FUNDS (continued) ------------------------------------
RiverSource Portfolio Builder Aggressive Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Jan. 31, 2009:

                                                                    FAIR VALUE AT JAN. 31, 2009
                                                     ---------------------------------------------------------
                                                          LEVEL 1        LEVEL 2
                                                       QUOTED PRICES      OTHER        LEVEL 3
                                                         IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                        MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                          IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                        $362,963,371        $--           $--      $362,963,371





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
66  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
RiverSource Portfolio Builder Total Equity Fund
JAN. 31, 2009
(Percentages represent value of investments compared to net assets)



EQUITY FUNDS (94.7%)
                                                       SHARES                VALUE(a)
DIVIDEND INCOME (4.1%)
RiverSource Dividend Opportunity Fund                2,447,437            $12,432,977
-------------------------------------------------------------------------------------

INTERNATIONAL (24.7%)
RiverSource Disciplined International Equity
 Fund                                                1,750,550              8,560,187
RiverSource Partners International Select
 Growth Fund                                         5,692,442(c)          24,363,655
RiverSource Partners International Select
 Value Fund                                          5,584,761(b)          23,120,909
RiverSource Partners International Small Cap
 Fund                                                  784,709(b,c)         2,872,036
Threadneedle International Opportunity Fund          2,657,419             15,359,884
                                                                      ---------------
Total                                                                      74,276,671
-------------------------------------------------------------------------------------

REAL ESTATE (1.4%)
RiverSource Real Estate Fund                           736,291              4,292,574
-------------------------------------------------------------------------------------

U.S. LARGE CAP (49.1%)
RiverSource Disciplined Equity Fund                  7,376,517             26,555,459
RiverSource Disciplined Large Cap Growth Fund        4,297,014(c)          24,321,100
RiverSource Diversified Equity Income Fund           4,638,490             28,944,178
RiverSource Growth Fund                              2,267,598             37,007,195
RiverSource Large Cap Equity Fund                    1,970,880              5,183,415
RiverSource Large Cap Value Fund                     1,707,411(c)           4,388,047
RiverSource Partners Fundamental Value Fund          6,717,507             21,025,797
                                                                      ---------------
Total                                                                     147,425,191
-------------------------------------------------------------------------------------

U.S. MID CAP (11.5%)
RiverSource Mid Cap Growth Fund                      1,940,551(b)          11,022,331
RiverSource Mid Cap Value Fund                       1,325,966              5,741,433
RiverSource Partners Aggressive Growth Fund          2,036,984(b)          11,142,302
RiverSource Partners Select Value Fund               2,382,303              6,765,740
                                                                      ---------------
Total                                                                      34,671,806
-------------------------------------------------------------------------------------

U.S. SMALL CAP (3.3%)
RiverSource Partners Small Cap Growth Fund           1,940,915(b,c)         4,658,196
RiverSource Partners Small Cap Value Fund            1,775,690(b)           5,149,500
                                                                      ---------------
Total                                                                       9,807,696
-------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (0.6%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                           356,158              1,834,215
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $508,824,265)                                                     $284,741,130
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (5.3%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                         1,619,956            $16,037,564
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $15,824,519)                                                       $16,037,564
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (--%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                            33                    $33
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $33)                                                                       $33
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $524,648,817)(d)                                                  $300,778,727
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Investments in Underlying Affiliated Funds which exceed 5% of the underlying fund's shares outstanding -- See Note 5 to the financial statements.

(d) At Jan. 31, 2009, the cost of securities for federal income tax purposes was $538,112,219 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                        $213,045
     Unrealized depreciation                                                    (237,546,537)
     ---------------------------------------------------------------------------------------
     Net unrealized depreciation                                               $(237,333,492)
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  67

INVESTMENTS IN AFFILIATED FUNDS (continued) ------------------------------------
RiverSource Portfolio Builder Total Equity Fund


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, it is likely that there may be a range of practices utilized and it may be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Jan. 31, 2009:

                                                                    FAIR VALUE AT JAN. 31, 2009
                                                     ---------------------------------------------------------
                                                          LEVEL 1        LEVEL 2
                                                       QUOTED PRICES      OTHER        LEVEL 3
                                                         IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                        MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                          IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
--------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                        $300,778,727        $--           $--      $300,778,727





HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
68  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES -------------------------------------------


                                                                              RIVERSOURCE
                                                       RIVERSOURCE         PORTFOLIO BUILDER         RIVERSOURCE
                                                    PORTFOLIO BUILDER           MODERATE          PORTFOLIO BUILDER
                                                       CONSERVATIVE           CONSERVATIVE             MODERATE
JAN. 31, 2009                                              FUND                   FUND                   FUND
ASSETS
Investments in affiliated funds, at value
  (identified cost $228,743,701, $420,660,311,
  and $1,153,378,052, respectively)                    $198,034,087           $333,718,510          $  842,598,797
Capital shares receivable                                   674,750                721,455               1,143,169
Dividends receivable                                         79,135                134,713                 276,963
Receivable for affiliated investments sold                       --                 61,061                 304,909
-------------------------------------------------------------------------------------------------------------------
Total assets                                            198,787,972            334,635,739             844,323,838
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                      549,904                646,539               1,864,330
Payable for affiliated investments purchased                 46,956                     --                      --
Accrued distribution fees                                     2,437                  3,885                   9,524
Accrued transfer agency fees                                    752                  1,354                   3,982
Accrued administrative services fees                            109                    184                     466
Accrued plan administration services fees                        --                     --                       1
Other accrued expenses                                       55,697                186,019                  65,337
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                           655,855                837,981               1,943,640
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital
  stock                                                $198,132,117           $333,797,758          $  842,380,198
-------------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                        $    233,074           $    416,272          $    1,112,837
Additional paid-in capital                              232,568,601            428,683,706           1,173,579,242
Undistributed (excess of distributions over)
  net investment income                                     113,849              1,389,277               8,057,530
Accumulated net realized gain (loss)                     (4,073,793)            (9,749,696)            (29,590,156)
Unrealized appreciation (depreciation) on
  affiliated investments                                (30,709,614)           (86,941,801)           (310,779,255)
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding capital stock                            $198,132,117           $333,797,758          $  842,380,198
-------------------------------------------------------------------------------------------------------------------



Net assets applicable to outstanding
  shares:                               Class A                 $145,919,328           $257,155,177          $ 664,054,374
                                        Class B                 $ 41,589,703           $ 60,844,849           $144,798,038
                                        Class C                 $ 10,602,340           $ 15,772,351           $ 33,449,418
                                        Class R4                $     20,746           $     25,381           $     78,368
Outstanding shares of capital stock:    Class A shares            17,150,019             32,046,209             87,640,367
                                        Class B shares             4,905,272              7,606,644             19,199,873
                                        Class C shares             1,249,604              1,971,183              4,433,154
                                        Class R4 shares                2,461                  3,177                 10,348
Net asset value per share:              Class A(1)              $       8.51           $       8.02           $       7.58
                                        Class B                 $       8.48           $       8.00           $       7.54
                                        Class C                 $       8.48           $       8.00           $       7.55
                                        Class R4                $       8.43           $       7.99           $       7.57
----------------------------------------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A for RiverSource Portfolio Builder Conservative Fund, RiverSource Portfolio Builder Moderate Conservative Fund and RiverSource Portfolio Builder Moderate Fund is $8.93, $8.42 and $8.04, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75% for RiverSource Portfolio Builder Conservative Fund and RiverSource Moderate Conservative Fund; and dividing the net asset value by 1.0 minus the maximum sales charge of 5.75% for RiverSource Portfolio Builder Moderate Fund.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  69

STATEMENTS OF ASSETS AND LIABILITIES (continued) -------------------------------


                                                       RIVERSOURCE
                                                    PORTFOLIO BUILDER         RIVERSOURCE            RIVERSOURCE
                                                         MODERATE          PORTFOLIO BUILDER      PORTFOLIO BUILDER
                                                        AGGRESSIVE             AGGRESSIVE            TOTAL EQUITY
JAN. 31, 2009                                              FUND                   FUND                   FUND
ASSETS
Investments in affiliated funds, at value
  (identified cost $1,197,767,530, $582,820,686,
     and $524,648,817, respectively)                  $  801,196,522         $ 362,963,371          $ 300,778,727
Capital shares receivable                                  1,222,242               464,519                389,015
Dividends receivable                                         156,369                49,256                     --
Receivable for affiliated investments sold                   324,087                55,610                104,039
Other assets                                                      --                22,700                     --
-------------------------------------------------------------------------------------------------------------------
Total assets                                             802,899,220           363,555,456            301,271,781
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                     1,324,296               396,687                443,449
Accrued distribution fees                                      8,808                 3,949                  3,247
Accrued transfer agency fees                                   4,967                 2,630                  2,405
Accrued administrative services fees                             445                   202                    168
Accrued plan administrative services fees                          4                     1                      1
Other accrued expenses                                        56,142                43,533                 61,878
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                          1,394,662               447,002                511,148
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock    $  801,504,558         $ 363,108,454          $ 300,760,633
-------------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                       $    1,143,744         $     560,063          $     499,830
Additional paid-in capital                             1,226,628,905           601,150,369            544,854,833
Undistributed net investment income                        2,720,971             3,264,634              3,996,262
Accumulated net realized gain (loss)                     (32,418,054)          (22,009,297)           (24,720,202)
Unrealized appreciation (depreciation) on
  affiliated investments                                (396,571,008)         (219,857,315)          (223,870,090)
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding capital stock                           $  801,504,558         $ 363,108,454          $ 300,760,633
-------------------------------------------------------------------------------------------------------------------



Net assets applicable to outstanding
  shares:                               Class A                $ 644,510,105          $ 294,773,096          $ 245,908,353
                                        Class B                 $130,075,493           $ 56,863,918           $ 45,514,660
                                        Class C                 $ 26,360,644           $ 11,330,376           $  9,263,309
                                        Class R4                $    558,316           $    141,064           $     74,311
Outstanding shares of capital stock:    Class A shares            91,887,421             45,416,245             40,787,041
                                        Class B shares            18,628,806              8,803,125              7,624,879
                                        Class C shares             3,778,666              1,765,176              1,558,801
                                        Class R4 shares               79,497                 21,713                 12,287
Net asset value per share:              Class A(1)              $       7.01           $       6.49           $       6.03
                                        Class B                 $       6.98           $       6.46           $       5.97
                                        Class C                 $       6.98           $       6.42           $       5.94
                                        Class R4                $       7.02           $       6.50           $       6.05
----------------------------------------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A for RiverSource Portfolio Builder Moderate Aggressive Fund, RiverSource Portfolio Builder Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund is $7.44, $6.89 and $6.40, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
70  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

STATEMENTS OF OPERATIONS -------------------------------------------------------


                                                                              RIVERSOURCE
                                                       RIVERSOURCE         PORTFOLIO BUILDER         RIVERSOURCE
                                                    PORTFOLIO BUILDER           MODERATE          PORTFOLIO BUILDER
                                                       CONSERVATIVE           CONSERVATIVE             MODERATE
YEAR ENDED JAN. 31, 2009                                   FUND                   FUND                   FUND
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated
  funds                                                $  7,186,578           $ 13,430,488          $  34,949,389
-------------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees
  Class A                                                   328,254                687,072              1,870,904
  Class B                                                   434,092                724,001              1,818,537
  Class C                                                    99,134                168,921                374,530
Transfer agency fees
  Class A                                                   154,863                329,853              1,016,020
  Class B                                                    53,452                 91,053                259,450
  Class C                                                    12,043                 20,893                 52,648
  Class R4                                                       11                     14                     48
Administrative services fees                                 36,929                 72,830                193,553
Plan administration services fees -- Class R4                    57                     67                    238
Custodian fees                                                1,360                  1,268                  1,467
Printing and postage                                         43,896                 66,325                161,760
Registration fees                                            77,567                 78,099                 89,120
Professional fees                                            21,780                 22,210                 24,660
Other                                                         2,121                  3,194                  2,439
-------------------------------------------------------------------------------------------------------------------
Total expenses                                            1,265,559              2,265,800              5,865,374
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                  (59)                   (80)                  (275)
  Earnings credits on cash balances                            (173)                  (242)                  (310)
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                        1,265,327              2,265,478              5,864,789
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           5,921,251             11,165,010             29,084,600
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                   (4,135,791)           (11,396,917)           (36,802,229)
  Capital gain distributions from underlying
    affiliated funds                                      1,092,795              3,092,688             11,541,009
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on affiliated investments       (3,042,996)            (8,304,229)           (25,261,220)
Net change in unrealized appreciation
  (depreciation) on affiliated investments              (30,351,836)           (82,098,938)          (286,055,781)
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                          (33,394,832)           (90,403,167)          (311,317,001)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      $(27,473,581)          $(79,238,157)         $(282,232,401)
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  71

STATEMENTS OF OPERATIONS (continued) -------------------------------------------


                                                       RIVERSOURCE
                                                    PORTFOLIO BUILDER         RIVERSOURCE            RIVERSOURCE
                                                         MODERATE          PORTFOLIO BUILDER      PORTFOLIO BUILDER
                                                        AGGRESSIVE             AGGRESSIVE            TOTAL EQUITY
YEAR ENDED JAN. 31, 2009                                   FUND                   FUND                   FUND
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated
  funds                                               $  30,578,479          $  11,240,652          $   7,076,365
-------------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees
  Class A                                                 2,048,240                969,765                850,481
  Class B                                                 1,742,740                809,179                691,958
  Class C                                                   319,656                142,465                125,500
Transfer agency fees
  Class A                                                 1,396,606                750,942                694,955
  Class B                                                   312,393                164,117                148,100
  Class C                                                    56,379                 28,532                 26,487
  Class R4                                                      358                     74                     64
Administrative services fees                                205,250                 96,644                 84,413
Plan administration services fees -- Class R4                 1,791                    369                    319
Custodian fees                                                1,390                  1,311                  1,625
Printing and postage                                        189,000                116,299                 82,410
Registration fees                                            86,374                 69,449                 75,823
Professional fees                                            23,880                 22,710                 23,090
Other                                                         1,209                  1,944                  4,100
-------------------------------------------------------------------------------------------------------------------
Total expenses                                            6,385,266              3,173,800              2,809,325
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                               (1,858)               (11,902)               (37,312)
  Earnings credits on cash balances                            (492)                  (310)                  (147)
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                        6,382,916              3,161,588              2,771,866
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          24,195,563              8,079,064              4,304,499
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                  (42,437,314)           (28,344,002)           (31,135,169)
  Capital gain distributions from underlying
    affiliated funds                                     15,343,819              8,779,385              9,288,549
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on affiliated investments      (27,093,495)           (19,564,617)           (21,846,620)
Net change in unrealized appreciation
  (depreciation) on affiliated investments             (362,771,645)          (193,831,351)          (191,281,762)
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                         (389,865,140)          (213,395,968)          (213,128,382)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     $(365,669,577)         $(205,316,904)         $(208,823,883)
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
72  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                    RIVERSOURCE                          RIVERSOURCE
                                           PORTFOLIO BUILDER CONSERVATIVE         PORTFOLIO BUILDER MODERATE
                                                        FUND                          CONSERVATIVE FUND
YEAR ENDED JAN. 31,                           2009               2008              2009               2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net           $  5,921,251       $  4,235,803      $ 11,165,010       $  8,773,699
Net realized gain (loss) on affiliated
  investments                               (3,042,996)         4,207,240        (8,304,229)        15,240,908
Net change in unrealized appreciation
  (depreciation) on affiliated
  investments                              (30,351,836)        (2,198,000)      (82,098,938)       (13,025,603)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                (27,473,581)         6,245,043       (79,238,157)        10,989,004
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                 (4,590,372)        (3,718,240)       (8,256,717)        (8,831,187)
    Class B                                 (1,145,469)        (1,163,739)       (1,575,521)        (2,255,896)
    Class C                                   (274,190)          (196,677)         (373,600)          (454,560)
    Class R4                                      (844)            (1,028)             (895)            (1,497)
  Net realized gain
    Class A                                   (296,755)        (3,698,443)         (856,641)       (13,033,195)
    Class B                                    (85,227)        (1,345,448)         (205,359)        (3,960,471)
    Class C                                    (21,814)          (239,222)          (51,244)          (823,752)
    Class R4                                       (43)              (910)              (76)            (2,353)
--------------------------------------------------------------------------------------------------------------
Total distributions                         (6,414,714)       (10,363,707)      (11,320,053)       (29,362,911)
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                           114,555,456         60,209,851       152,823,727        109,376,557
  Class B shares                            33,654,084         18,214,224        35,681,642         30,070,216
  Class C shares                             9,303,455          3,999,940         9,090,012          6,944,935
  Class R4 shares                                   --                 --             2,642             15,000
Reinvestment of distributions at net
  asset value
  Class A shares                             4,722,131          7,163,358         8,793,603         21,120,213
  Class B shares                             1,179,358          2,420,685         1,707,707          5,992,580
  Class C shares                               275,269            412,710           397,162          1,207,373
  Class R4 shares                                  521              1,103               625              2,816
Payments for redemptions
  Class A shares                           (60,072,621)       (36,033,624)      (95,207,632)       (54,962,187)
  Class B shares                           (26,090,527)       (15,109,557)      (35,296,958)       (27,141,004)
  Class C shares                            (4,722,527)        (1,808,185)       (5,725,880)        (4,031,192)
  Class R4 shares                                   --                 --           (14,559)                --
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions                72,804,599         39,470,505        72,252,091         88,595,307
--------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets     38,916,304         35,351,841       (18,306,119)        70,221,400
Net assets at beginning of year            159,215,813        123,863,972       352,103,877        281,882,477
--------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $198,132,117       $159,215,813      $333,797,758       $352,103,877
--------------------------------------------------------------------------------------------------------------
Undistributed (excess of distributions
  over) net investment income             $    113,849       $         --      $  1,389,277       $         --
--------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  73

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


                                                                                           RIVERSOURCE
                                                    RIVERSOURCE                    PORTFOLIO BUILDER MODERATE
                                          PORTFOLIO BUILDER MODERATE FUND                AGGRESSIVE FUND
YEAR ENDED JAN. 31,                           2009               2008               2009                2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net          $  29,084,600      $  23,007,502      $   24,195,563      $   20,869,724
Net realized gain (loss) on affiliated
  investments                              (25,261,220)        56,661,022         (27,093,495)         85,702,488
Net change in unrealized appreciation
  (depreciation) on affiliated
  investments                             (286,055,781)       (60,901,881)       (362,771,645)        (93,249,924)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               (282,232,401)        18,766,643        (365,669,577)         13,322,288
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                (18,698,221)       (27,233,021)        (19,738,696)        (29,551,818)
    Class B                                 (3,119,713)        (6,058,741)         (2,803,691)         (5,251,424)
    Class C                                   (664,975)        (1,057,465)           (536,449)           (869,050)
    Class R4                                    (2,769)            (3,850)            (20,136)            (28,423)
  Net realized gain
    Class A                                 (1,334,658)       (50,006,953)         (1,758,113)        (80,427,241)
    Class B                                   (294,716)       (13,394,638)           (356,460)        (18,284,603)
    Class C                                    (68,110)        (2,390,303)            (71,009)         (3,011,603)
    Class R4                                      (159)            (7,260)             (1,517)            (73,775)
-----------------------------------------------------------------------------------------------------------------
Total distributions                        (24,183,321)      (100,152,231)        (25,286,071)       (137,497,937)
-----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                           360,735,422        288,308,565         264,405,312         255,032,613
  Class B shares                            75,632,744         74,443,031          54,095,285          58,246,761
  Class C shares                            20,357,208         15,385,763          13,497,313          14,647,694
  Class R4 shares                                   --            115,072               1,304             562,143
Reinvestment of distributions at net
  asset value
  Class A shares                            19,554,896         75,610,723          21,106,765         108,230,927
  Class B shares                             3,325,886         19,039,070           3,099,919          23,186,671
  Class C shares                               688,180          3,281,194             575,219           3,707,282
  Class R4 shares                                2,640              9,855              21,373             100,681
Payments for redemptions
  Class A shares                          (223,669,685)      (155,002,455)       (207,715,182)       (184,441,143)
  Class B shares                           (76,788,937)       (68,665,348)        (61,939,057)        (63,461,358)
  Class C shares                           (11,294,952)        (7,007,519)         (8,512,493)         (7,005,490)
  Class R4 shares                                   --           (122,005)                 --            (101,575)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions               168,543,402        245,395,946          78,635,758         208,705,206
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets   (137,872,320)       164,010,358        (312,319,890)         84,529,557
Net assets at beginning of year            980,252,518        816,242,160       1,113,824,448       1,029,294,891
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year                $ 842,380,198      $ 980,252,518      $  801,504,558      $1,113,824,448
-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income      $   8,057,530      $          --      $    2,720,971      $           --
-----------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
74  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                     RIVERSOURCE                          RIVERSOURCE
                                             PORTFOLIO BUILDER AGGRESSIVE        PORTFOLIO BUILDER TOTAL EQUITY
                                                         FUND                                 FUND
YEAR ENDED JAN. 31,                             2009              2008               2009              2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net            $   8,079,064      $  7,597,890      $   4,304,499      $  3,885,448
Net realized gain (loss) on affiliated
  investments                                (19,564,617)       52,977,704        (21,846,620)       54,683,197
Net change in unrealized appreciation
  (depreciation) on affiliated
  investments                               (193,831,351)      (63,994,104)      (191,281,762)      (70,547,912)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 (205,316,904)       (3,418,510)      (208,823,883)      (11,979,267)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                   (5,094,518)      (13,785,920)        (1,525,096)      (10,755,718)
    Class B                                     (318,362)       (2,328,426)                --        (1,648,582)
    Class C                                      (84,645)         (384,297)                --          (294,407)
    Class R4                                      (3,229)           (4,612)              (898)           (4,986)
  Net realized gain
    Class A                                   (1,825,803)      (49,081,861)        (2,260,935)      (50,120,002)
    Class B                                     (357,143)      (11,074,610)          (426,709)      (11,088,911)
    Class C                                      (69,350)       (1,729,803)           (86,504)       (1,817,034)
    Class R4                                        (874)          (14,887)              (685)          (21,077)
---------------------------------------------------------------------------------------------------------------
Total distributions                           (7,753,924)      (78,404,416)        (4,300,827)      (75,750,717)
---------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                             120,124,505       119,173,260        111,348,436       114,124,816
  Class B shares                              20,417,959        24,965,555         15,626,382        22,799,454
  Class C shares                               5,893,726         6,296,373          4,730,382         5,611,701
  Class R4 shares                                152,343            97,600             40,999            10,258
Reinvestment of distributions at net
  asset value
  Class A shares                               6,826,798        62,088,039          3,743,785        60,379,978
  Class B shares                                 668,635        13,257,836            422,551        12,588,664
  Class C shares                                 148,220         2,044,150             84,646         2,056,792
  Class R4 shares                                  3,909            17,672              1,452            24,088
Payments for redemptions
  Class A shares                             (88,834,231)      (86,892,576)       (80,822,040)      (83,555,797)
  Class B shares                             (24,804,947)      (27,909,437)       (21,364,475)      (27,615,040)
  Class C shares                              (3,454,403)       (3,007,126)        (2,727,853)       (2,716,097)
  Class R4 shares                                (55,018)          (61,917)           (76,817)          (38,139)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions                  37,087,496       110,069,429      $  31,007,448       103,670,678
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets     (175,983,332)       28,246,503       (182,117,262)       15,940,694
Net assets at beginning of year              539,091,786       510,845,283        482,877,895       466,937,201
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                  $ 363,108,454      $539,091,786      $ 300,760,633      $482,877,895
---------------------------------------------------------------------------------------------------------------
Undistributed net investment income        $   3,264,634      $         --      $   3,996,262      $    638,933
---------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  75

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

RiverSource Portfolio Builder Conservative Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.15          $10.43          $10.36          $10.23          $10.02
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .32(c)          .36(c)          .34             .25             .12
Net gains (losses) (both realized and
 unrealized)                                        (1.63)            .17             .24             .25             .23
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.31)            .53             .58             .50             .35
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.31)           (.42)           (.38)           (.27)           (.12)
Distributions from realized gains                    (.02)           (.39)           (.13)           (.10)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.33)           (.81)           (.51)           (.37)           (.14)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.51          $10.15          $10.43          $10.36          $10.23
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $146            $111             $83             $73             $40
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .47%            .45%            .49%            .59%            .92%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .47%            .45%            .49%            .59%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.44%           3.42%           3.32%           2.66%           2.03%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               27%             29%             54%             23%             51%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (13.09%)          5.14%           5.76%           4.97%           3.54%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.11          $10.40          $10.33          $10.21          $10.02
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .25(c)          .28(c)          .26             .18             .07
Net gains (losses) (both realized and
 unrealized)                                        (1.62)            .16             .25             .24             .22
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.37)            .44             .51             .42             .29
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.24)           (.34)           (.31)           (.20)           (.08)
Distributions from realized gains                    (.02)           (.39)           (.13)           (.10)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.26)           (.73)           (.44)           (.30)           (.10)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.48          $10.11          $10.40          $10.33          $10.21
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $42             $41             $36             $36             $21
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.22%           1.20%           1.25%           1.34%           1.68%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.22%           1.20%           1.25%           1.34%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.60%           2.63%           2.54%           1.88%           1.25%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               27%             29%             54%             23%             51%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (13.69%)          4.27%           4.99%           4.12%           2.88%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
76  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.12          $10.41          $10.34          $10.21          $10.02
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .25(c)          .28(c)          .26             .17             .07
Net gains (losses) (both realized and
 unrealized)                                        (1.63)            .16             .24             .25             .22
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.38)            .44             .50             .42             .29
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.24)           (.34)           (.30)           (.19)           (.08)
Distributions from realized gains                    (.02)           (.39)           (.13)           (.10)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.26)           (.73)           (.43)           (.29)           (.10)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.48          $10.12          $10.41          $10.34          $10.21
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $11              $8              $5              $6              $4
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.22%           1.20%           1.25%           1.34%           1.68%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.22%           1.20%           1.25%           1.34%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.68%           2.67%           2.51%           1.85%           1.32%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               27%             29%             54%             23%             51%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (13.75%)          4.29%           4.94%           4.16%           2.90%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.05          $10.34          $10.27          $10.20          $10.02
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .35(c)          .39(c)          .36             .32             .17
Net gains (losses) (both realized and
 unrealized)                                        (1.60)            .16             .24             .18             .20
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.25)            .55             .60             .50             .37
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.35)           (.45)           (.40)           (.33)           (.17)
Distributions from realized gains                    (.02)           (.39)           (.13)           (.10)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.37)           (.84)           (.53)           (.43)           (.19)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.43          $10.05          $10.34          $10.27          $10.20
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .39%            .38%            .33%            .47%            .76%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .13%            .19%            .33%            .42%            .42%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.68%           3.68%           3.47%           2.64%           1.90%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               27%             29%             54%             23%             51%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (12.71%)          5.34%           6.00%           5.04%           3.74%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  77

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


RiverSource Portfolio Builder Moderate Conservative Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.28          $10.85          $10.68          $10.35          $10.03
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .31(c)          .33(c)          .33             .24             .14
Net gains (losses) (both realized and
 unrealized)                                        (2.27)            .11             .47             .49             .35
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.96)            .44             .80             .73             .49
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)           (.42)           (.40)           (.27)           (.16)
Distributions from realized gains                    (.03)           (.59)           (.23)           (.13)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.30)          (1.01)           (.63)           (.40)           (.17)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.02          $10.28          $10.85          $10.68          $10.35
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $257            $260            $198            $149             $78
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .44%            .41%            .44%            .55%            .72%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .44%            .41%            .44%            .55%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.26%           3.03%           2.99%           2.53%           2.21%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%             31%             24%             19%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (19.31%)          3.99%           7.65%           7.18%           4.90%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.25          $10.82          $10.65          $10.32          $10.03
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .24(c)          .24             .16             .09
Net gains (losses) (both realized and
 unrealized)                                        (2.25)            .12             .48             .49             .32
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.02)            .36             .72             .65             .41
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)           (.34)           (.32)           (.19)           (.11)
Distributions from realized gains                    (.03)           (.59)           (.23)           (.13)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.23)           (.93)           (.55)           (.32)           (.12)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.00          $10.25          $10.82          $10.65          $10.32
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $61             $76             $71             $66             $34
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.19%           1.17%           1.19%           1.30%           1.49%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.19%           1.17%           1.19%           1.30%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.42%           2.22%           2.19%           1.75%           1.46%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%             31%             24%             19%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (19.89%)          3.22%           6.87%           6.41%           4.14%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earning credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
78  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.25          $10.82          $10.65          $10.33          $10.03
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .25(c)          .24             .15             .09
Net gains (losses) (both realized and
 unrealized)                                        (2.25)            .11             .48             .49             .34
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.02)            .36             .72             .64             .43
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)           (.34)           (.32)           (.19)           (.12)
Distributions from realized gains                    (.03)           (.59)           (.23)           (.13)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.23)           (.93)           (.55)           (.32)           (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.00          $10.25          $10.82          $10.65          $10.33
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $16             $16             $13             $11              $6
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.19%           1.17%           1.19%           1.30%           1.52%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.19%           1.17%           1.19%           1.30%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.48%           2.27%           2.22%           1.72%           1.47%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%             31%             24%             19%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (19.88%)          3.23%           6.88%           6.29%           4.25%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.24          $10.80          $10.64          $10.34          $10.03
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .33(c)          .37(c)          .35             .29             .17
Net gains (losses) (both realized and
 unrealized)                                        (2.23)            .10             .46             .46             .34
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.90)            .47             .81             .75             .51
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.32)           (.44)           (.42)           (.32)           (.19)
Distributions from realized gains                    (.03)           (.59)           (.23)           (.13)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.35)          (1.03)           (.65)           (.45)           (.20)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.99          $10.24          $10.80          $10.64          $10.34
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .37%            .36%            .28%            .39%            .57%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .07%            .16%            .28%            .39%            .36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.55%           3.41%           3.13%           2.67%           2.13%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%             31%             24%             19%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (18.93%)          4.32%           7.74%           7.37%           5.09%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earning credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  79

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


RiverSource Portfolio Builder Moderate Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.46          $11.36          $11.06          $10.47          $10.04
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .30(c)          .31(c)          .31             .22             .13
Net gains (losses) (both realized and
 unrealized)                                        (2.93)            .02             .71             .78             .47
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.63)            .33            1.02            1.00             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)           (.44)           (.41)           (.27)           (.16)
Distributions from realized gains                    (.02)           (.79)           (.31)           (.14)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.25)          (1.23)           (.72)           (.41)           (.17)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.58          $10.46          $11.36          $11.06          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $664            $746            $600            $410            $190
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .43%            .41%            .43%            .53%            .63%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .43%            .41%            .43%            .53%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.19%           2.70%           2.68%           2.30%           2.05%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%             27%             24%             15%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (25.51%)          2.69%           9.38%           9.64%           6.01%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.41          $11.31          $11.02          $10.43          $10.04
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .22(c)          .22(c)          .19             .13             .08
Net gains (losses) (both realized and
 unrealized)                                        (2.91)            .02             .73             .79             .44
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.69)            .24             .92             .92             .52
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)           (.35)           (.32)           (.19)           (.12)
Distributions from realized gains                    (.02)           (.79)           (.31)           (.14)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)          (1.14)           (.63)           (.33)           (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.54          $10.41          $11.31          $11.02          $10.43
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $145            $198            $189            $153             $72
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.19%           1.17%           1.19%           1.29%           1.39%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.19%           1.17%           1.19%           1.29%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.32%           1.89%           1.87%           1.51%           1.31%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%             27%             24%             15%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (26.12%)          1.92%           8.52%           8.86%           5.19%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
80  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.41          $11.32          $11.03          $10.44          $10.04
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .23(c)          .20             .13             .07
Net gains (losses) (both realized and
 unrealized)                                        (2.91)            .01             .73             .79             .46
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.68)            .24             .93             .92             .53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)           (.36)           (.33)           (.19)           (.12)
Distributions from realized gains                    (.02)           (.79)           (.31)           (.14)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)          (1.15)           (.64)           (.33)           (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.55          $10.41          $11.32          $11.03          $10.44
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $33             $36             $27             $18              $8
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.19%           1.17%           1.19%           1.30%           1.40%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.19%           1.17%           1.19%           1.30%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.45%           1.97%           1.91%           1.52%           1.26%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%             27%             24%             15%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (25.99%)          1.85%           8.53%           8.86%           5.24%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.45          $11.34          $11.04          $10.47          $10.04
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .33(c)          .36(c)          .33             .26             .16
Net gains (losses) (both realized and
 unrealized)                                        (2.92)            .00(k)          .70             .75             .47
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (2.59)            .36            1.03            1.01             .63
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)           (.46)           (.42)           (.30)           (.19)
Distributions from realized gains                    (.02)           (.79)           (.31)           (.14)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.29)          (1.25)           (.73)           (.44)           (.20)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.57          $10.45          $11.34          $11.04          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .35%            .35%            .28%            .37%            .47%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .06%            .14%            .28%            .37%            .37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.50%           3.12%           3.02%           2.34%            .88%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%             27%             24%             15%             28%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (25.22%)          2.99%           9.58%           9.80%           6.28%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.
(k) Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  81

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


RiverSource Portfolio Builder Moderate Aggressive Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.48          $11.73          $11.34          $10.50          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .24(c)          .25             .17             .10
Net gains (losses) (both realized and
 unrealized)                                        (3.46)           (.01)            .91            1.05             .50
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.23)            .23            1.16            1.22             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.22)           (.40)           (.38)           (.22)           (.14)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.24)          (1.48)           (.77)           (.38)           (.15)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.01          $10.48          $11.73          $11.34          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $645            $881            $801            $550            $246
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .47%            .43%            .46%            .56%            .65%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                     .47%            .43%            .46%            .56%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.51%           2.04%           2.01%           1.69%           1.61%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.15%)          1.57%          10.40%          11.72%           5.97%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.43          $11.68          $11.30          $10.47          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16(c)          .15(c)          .10             .07             .04
Net gains (losses) (both realized and
 unrealized)                                        (3.44)           (.01)            .96            1.06             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.28)            .14            1.06            1.13             .53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)           (.31)           (.29)           (.14)           (.10)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.17)          (1.39)           (.68)           (.30)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.98          $10.43          $11.68          $11.30          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $130            $199            $202            $154             $67
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.23%           1.19%           1.22%           1.32%           1.42%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                    1.23%           1.19%           1.22%           1.32%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.69%           1.23%           1.21%            .91%            .82%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.65%)           .81%           9.54%          10.90%           5.24%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
82  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.43          $11.68          $11.30          $10.47          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16(c)          .16(c)          .12             .07             .04
Net gains (losses) (both realized and
 unrealized)                                        (3.44)           (.01)            .95            1.06             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.28)            .15            1.07            1.13             .53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)           (.32)           (.30)           (.14)           (.10)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.17)          (1.40)           (.69)           (.30)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.98          $10.43          $11.68          $11.30          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $26             $33             $26             $15              $7
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.22%           1.19%           1.22%           1.32%           1.41%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                    1.22%           1.19%           1.22%           1.32%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.79%           1.33%           1.27%            .93%            .83%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.63%)           .85%           9.57%          10.91%           5.24%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.50          $11.75          $11.35          $10.50          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .27(c)          .29(c)          .28             .19             .12
Net gains (losses) (both realized and
 unrealized)                                        (3.47)           (.02)            .91            1.06             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.20)            .27            1.19            1.25             .61
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.26)           (.44)           (.40)           (.24)           (.15)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.28)          (1.52)           (.79)           (.40)           (.16)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.02          $10.50          $11.75          $11.35          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $1              $1             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .35%            .34%            .31%            .39%            .48%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                     .09%            .16%            .31%            .39%            .36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.88%           2.41%           2.14%           1.69%           1.35%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (30.91%)          1.86%          10.69%          12.02%           6.10%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  83

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


RiverSource Portfolio Builder Aggressive Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.46          $12.20          $11.66          $10.53          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17(c)          .19(c)          .19             .12             .07
Net gains (losses) (both realized and
 unrealized)                                        (3.98)           (.14)           1.18            1.37             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.81)            .05            1.37            1.49             .59
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)           (.39)           (.35)           (.17)           (.11)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)          (1.79)           (.83)           (.36)           (.12)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.49          $10.46          $12.20          $11.66          $10.53
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $295            $429            $400            $275            $120
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .51%            .46%            .49%            .61%            .78%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .50%            .46%            .49%            .59%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.83%           1.53%           1.47%           1.10%           1.04%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (36.52%)          (.31%)         11.85%          14.26%           5.81%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.38          $12.11          $11.59          $10.48          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09(c)          .09(c)          .02             .03             .01
Net gains (losses) (both realized and
 unrealized)                                        (3.93)           (.13)           1.24            1.37             .50
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.84)           (.04)           1.26            1.40             .51
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)           (.29)           (.26)           (.10)           (.08)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.08)          (1.69)           (.74)           (.29)           (.09)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.46          $10.38          $12.11          $11.59          $10.48
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $57             $95             $98             $79             $36
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.26%           1.22%           1.25%           1.37%           1.54%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.26%           1.22%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .99%            .74%            .66%            .28%            .25%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (37.04%)         (1.02%)         10.97%          13.48%           5.02%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
84  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.33          $12.08          $11.58          $10.48          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10(c)          .10(c)          .06             .03             .01
Net gains (losses) (both realized and
 unrealized)                                        (3.92)           (.15)           1.20            1.37             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.82)           (.05)           1.26            1.40             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)           (.30)           (.28)           (.11)           (.07)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.09)          (1.70)           (.76)           (.30)           (.08)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.42          $10.33          $12.08          $11.58          $10.48
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $11             $15             $12              $7              $3
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.26%           1.21%           1.25%           1.38%           1.55%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.25%           1.21%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.09%            .83%            .72%            .32%            .21%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (37.00%)         (1.06%)         11.00%          13.40%           4.96%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.48          $12.23          $11.68          $10.53          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .22(c)          .28(c)          .22             .12             .08
Net gains (losses) (both realized and
 unrealized)                                        (4.01)           (.20)           1.17            1.39             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.79)            .08            1.39            1.51             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)           (.43)           (.36)           (.17)           (.12)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.19)          (1.83)           (.84)           (.36)           (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.50          $10.48          $12.23          $11.68          $10.53
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .36%            .35%            .33%            .44%            .61%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .11%            .18%            .33%            .42%            .38%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.57%           2.29%           1.60%            .95%           1.75%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (36.20%)          (.09%)         12.04%          14.46%           5.94%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  85

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


RiverSource Portfolio Builder Total Equity Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.53          $12.61          $11.99          $10.55          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .11(c)          .12(c)          .14             .07             .05
Net gains (losses) (both realized and
 unrealized)                                        (4.51)           (.26)           1.40            1.71             .54
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.40)           (.14)           1.54            1.78             .59
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)           (.34)           (.33)           (.13)           (.10)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.10)          (1.94)           (.92)           (.34)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.03          $10.53          $12.61          $11.99          $10.55
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $246            $384            $364            $231             $92
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .52%            .46%            .49%            .62%            .83%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .51%            .46%            .49%            .59%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.18%            .93%            .88%            .53%            .58%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (41.88%)         (2.04%)         13.02%          16.99%           5.80%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.44          $12.52          $11.91          $10.50          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03(c)          .01(c)           --            (.03)           (.02)
Net gains (losses) (both realized and
 unrealized)                                        (4.44)           (.26)           1.44            1.71             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.41)           (.25)           1.44            1.68             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --            (.23)           (.24)           (.06)           (.06)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)          (1.83)           (.83)           (.27)           (.07)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.97          $10.44          $12.52          $11.91          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $46             $85             $91             $68             $28
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.28%           1.22%           1.25%           1.38%           1.59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.27%           1.22%           1.25%           1.37%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .32%            .11%            .06%           (.29%)          (.19%)(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (42.30%)         (2.86%)         12.25%          16.11%           4.99%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
86  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.39          $12.49          $11.90          $10.50          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04(c)          .03(c)           --            (.03)           (.02)
Net gains (losses) (both realized and
 unrealized)                                        (4.43)           (.27)           1.44            1.71             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.39)           (.24)           1.44            1.68             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --            (.26)           (.26)           (.07)           (.06)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)          (1.86)           (.85)           (.28)           (.07)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.94          $10.39          $12.49          $11.90          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $9             $14             $11              $6              $2
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.27%           1.22%           1.25%           1.38%           1.60%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.26%           1.22%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .43%            .24%            .15%           (.21%)          (.31%)(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (42.31%)         (2.87%)         12.25%          16.10%           4.99%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.57          $12.65          $12.01          $10.55          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13(c)          .15(c)          .16             .09             .07
Net gains (losses) (both realized and
 unrealized)                                        (4.52)           (.26)           1.41            1.71             .53
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.39)           (.11)           1.57            1.80             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)           (.37)           (.34)           (.13)           (.11)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.13)          (1.97)           (.93)           (.34)           (.12)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.05          $10.57          $12.65          $12.01          $10.55
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $--             $--             $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .36%            .35%            .33%            .46%            .66%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .11%            .16%            .33%            .42%            .40%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.43%           1.17%            .91%            .51%            .48%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return                                      (41.58%)         (1.78%)         13.27%          17.23%           5.93%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  87

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of RiverSource Market Advantage Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Market Advantage Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying affiliated funds* for which RiverSource Investments, LLC (RiverSource Investments) or an affiliate acts as investment manager or principal underwriter. RiverSource Investments is the Investment Manager for the Funds.

The primary investments of each Fund are as follows:

RiverSource Portfolio Builder Conservative Fund (Conservative Fund) -- invests primarily in funds that invest in fixed income securities.

RiverSource Portfolio Builder Moderate Conservative Fund (Moderate Conservative
Fund) -- invests primarily in funds that invest in fixed income securities and also invests a moderate amount in equity securities.

RiverSource Portfolio Builder Moderate Fund (Moderate Fund) -- invests in funds that invest in a balance of fixed income and equity securities.

RiverSource Portfolio Builder Moderate Aggressive Fund (Moderate Aggressive
Fund) -- invests primarily in funds that invest in equity securities and also invests a moderate amount in fixed income securities.

RiverSource Portfolio Builder Aggressive Fund (Aggressive Fund) -- invests primarily in funds that invest in equity securities and also invests a small amount in fixed income securities.

RiverSource Portfolio Builder Total Equity Fund (Total Equity Fund) -- invests primarily in funds that invest in equity securities.

Each Fund offers Class A, Class B, Class C and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

* For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds' most recent prospectus.

Each Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF INVESTMENTS
Effective Feb. 1, 2008, each Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to each Fund's net assets or results of operations upon adoption. The fair valuation measurements disclosure can be found following the Notes to Portfolio of Investments.

Investments in the underlying funds are valued at their net asset value at the close of each business day.


--------------------------------------------------------------------------------
88  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of each Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the reclassification of short term capital gains earned in the underlying affiliated funds, post-October losses, and losses due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

                                                                   UNDISTRIBUTED     ACCUMULATED
                                                                  NET INVESTMENT    NET REALIZED
FUND                                                                  INCOME         GAIN (LOSS)
------------------------------------------------------------------------------------------------
Conservative Fund                                                   $  203,473       $  (203,473)
Moderate Conservative Fund                                             431,000          (431,000)
Moderate Fund                                                        1,458,608        (1,458,608)
Moderate Aggressive Fund                                             1,624,380        (1,624,380)
Aggressive Fund                                                        686,324          (686,324)
Total Equity Fund                                                      578,824          (578,824)




--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  89

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


The tax character of distributions paid for the years indicated is as follows:

                                                           2009                           2008
YEAR ENDED JAN. 31,                              ORDINARY       LONG-TERM       ORDINARY       LONG-TERM
FUND                                              INCOME      CAPITAL GAIN       INCOME      CAPITAL GAIN
---------------------------------------------------------------------------------------------------------
Conservative Fund
    Class A                                    $ 4,590,392     $  296,735     $ 3,669,708     $ 3,746,975
    Class B                                      1,145,474         85,222       1,146,083       1,363,104
    Class C                                        274,191         21,813         193,538         242,361
    Class R4                                           844             43           1,016             922
Moderate Conservative Fund
    Class A                                      8,257,087        856,271       8,797,324      13,067,058
    Class B                                      1,575,609        205,271       2,245,599       3,970,768
    Class C                                        373,627         51,217         452,417         825,895
    Class R4                                           895             76           1,491           2,359
Moderate Fund
    Class A                                     18,700,061      1,332,818      26,560,637      50,679,337
    Class B                                      3,120,146        294,283       5,878,644      13,574,735
    Class C                                        665,075         68,010       1,025,326       2,422,442
    Class R4                                         2,769            159           3,752           7,358
Moderate Aggressive Fund
    Class A                                     19,739,414      1,757,395      29,047,444      80,931,615
    Class B                                      2,803,836        356,315       5,136,758      18,399,269
    Class C                                        536,478         70,980         868,612       3,012,041
    Class R4                                        20,137          1,516           9,512          92,686
Aggressive Fund
    Class A                                      5,418,061      1,502,260      15,412,882      47,454,899
    Class B                                        381,593        293,912       2,695,525      10,707,511
    Class C                                         96,923         57,072         441,636       1,672,464
    Class R4                                         3,384            719           5,106          14,393
Total Equity Fund
    Class A                                      1,793,989      1,992,042      10,755,718      50,120,002
    Class B                                         50,350        376,359       1,648,582      11,088,911
    Class C                                         10,291         76,213         294,407       1,817,034
    Class R4                                           980            603           4,986          21,077


At Jan. 31, 2009, the components of distributable earnings on a tax basis for each Fund are as follows:

                                            UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED      UNREALIZED
                                               ORDINARY       ACCUMULATED       REALIZED       APPRECIATION
FUND                                            INCOME         LONG-TERM       GAIN (LOSS)    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Conservative Fund                             $  113,849           $0         $   (192,230)    $ (34,591,177)
Moderate Conservative Fund                     1,389,277            0           (2,290,537)      (94,400,960)
Moderate Fund                                  8,057,530            0          (10,391,694)     (329,977,717)
Moderate Aggressive Fund                       2,720,971            0          (13,834,899)     (415,154,163)
Aggressive Fund                                3,264,634            0          (10,806,229)     (231,060,383)
Total Equity Fund                              3,996,262            0          (11,256,800)     (237,333,492)


RECENT ACCOUNTING PRONOUNCEMENTS
Each Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45." The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Jan. 31, 2009, the Funds did not own nor were they a party to any credit derivative contracts within the scope of these amendments.


--------------------------------------------------------------------------------
90  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivatives and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of Jan. 31, 2009, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and distributed quarterly, when available, for Conservative Fund, Moderate Conservative Fund, Moderate Fund and Moderate Aggressive Fund are reinvested in additional shares of the Fund at net asset value or payable in cash. Dividends from net investment income, declared and paid at the end of the calendar year, when available, for Aggressive Fund and Total Equity Fund are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

2. EXPENSES AND SALES CHARGES

MANAGEMENT FEES AND UNDERLYING FUND FEES
Each Fund does not pay the Investment Manager a direct management fee for managing its assets. In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as "acquired funds") in which a Fund invests. Each Fund also indirectly receives a pro rata share of earnings credits from overnight cash balances of the underlying funds which reduced the underlying funds transfer agency fees. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services at an annual rate of 0.02% of each Fund's average daily net assets.

COMPENSATION OF BOARD MEMBERS
Compensation to board members and certain other core expenses are paid directly by the affiliated underlying funds in which each Fund invests.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Each Fund pays the Transfer Agent an annual account-based fee for this service as follows:

FUND                                                             CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------
Conservative Fund                                                 $20.50     $21.50     $21.00
Moderate Conservative Fund                                         20.50      21.50      21.00
Moderate Fund                                                      19.50      20.50      20.00
Moderate Aggressive Fund                                           19.50      20.50      20.00
Aggressive Fund                                                    19.50      20.50      20.00
Total Equity Fund                                                  19.50      20.50      20.00


Each Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of each Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statements of Operations.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  91

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, each Fund pays an annual fee at a rate of 0.25% of each Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
Each Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributors Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") for each Fund was approximately as follows:

FUND                                                                   CLASS B      CLASS C
-------------------------------------------------------------------------------------------
Conservative Fund                                                    $2,103,000    $101,000
Moderate Conservative Fund                                            3,262,000     140,000
Moderate Fund                                                         7,972,000     317,000
Moderate Aggressive Fund                                              7,254,000     258,000
Aggressive Fund                                                       3,348,000     118,000
Total Equity Fund                                                     2,857,000     107,000


These amounts are based on the most recent information available as of Jan. 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing the Funds' shares for the year ended Jan. 31, 2009, are as follows:

FUND                                                           CLASS A      CLASS B    CLASS C
----------------------------------------------------------------------------------------------
Conservative Fund                                            $  476,690    $ 47,934    $ 3,966
Moderate Conservative Fund                                      875,026      99,025      7,961
Moderate Fund                                                 3,087,320     179,105     11,341
Moderate Aggressive Fund                                      3,973,005     200,635      7,805
Aggressive Fund                                               1,988,696      88,187      4,359
Total Equity Fund                                             1,483,751      75,366      2,013


EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Jan. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of underlying funds) were as follows:

FUND                                                     CLASS A    CLASS B    CLASS C    CLASS R4
--------------------------------------------------------------------------------------------------
Conservative Fund                                           N/A        N/A        N/A       0.13%
Moderate Conservative Fund                                  N/A        N/A        N/A       0.07
Moderate Fund                                               N/A        N/A        N/A       0.06
Moderate Aggressive Fund                                    N/A        N/A        N/A       0.09
Aggressive Fund                                            0.50%      1.26%      1.25%      0.11
Total Equity Fund                                          0.51       1.27       1.26       0.11


The waived/reimbursed fees and expenses for transfer agency fees at the class level were as follows:

FUND                                                    CLASS A    CLASS B    CLASS C    CLASS R4
-------------------------------------------------------------------------------------------------
Conservative Fund                                       $   N/A     $  N/A     $  N/A      $  2
Moderate Conservative Fund                                  N/A        N/A        N/A        13
Moderate Fund                                               N/A        N/A        N/A        37
Moderate Aggressive Fund                                    N/A        N/A        N/A        67
Aggressive Fund                                           8,408      1,754      1,367         4
Total Equity Fund                                        29,117      5,923      1,953       N/A




--------------------------------------------------------------------------------
92  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived fees and expenses for the plan administration services fees at the class level were as follows:

FUND                                                                           CLASS R4
---------------------------------------------------------------------------------------
Conservative Fund                                                               $   57
Moderate Conservative Fund                                                          67
Moderate Fund                                                                      238
Moderate Aggressive Fund                                                         1,791
Aggressive Fund                                                                    369
Total Equity Fund                                                                  319


Under an agreement which was effective until Jan. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                     CLASS A    CLASS B    CLASS C    CLASS R4
--------------------------------------------------------------------------------------------------
Conservative Fund                                          0.51%      1.27%      1.26%      0.38%
Moderate Conservative Fund                                 0.51       1.27       1.26       0.32
Moderate Fund                                              0.51       1.27       1.26       0.31
Moderate Aggressive Fund                                   0.51       1.27       1.26       0.34
Aggressive Fund                                            0.51       1.27       1.26       0.37
Total Equity Fund                                          0.51       1.27       1.26       0.37


Effective Feb. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.51% for Class A, 1.27% for Class B, 1.27% for Class C, and 0.41% for Class R4 of each Fund's average daily net assets.

EARNINGS CREDITS AND CUSTODIAN FEES
During the year ended Jan. 31, 2009, the Funds' custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

FUND                                                                            AMOUNT
--------------------------------------------------------------------------------------
Conservative Fund                                                                $173
Moderate Conservative Fund                                                        242
Moderate Fund                                                                     310
Moderate Aggressive Fund                                                          492
Aggressive Fund                                                                   310
Total Equity Fund                                                                 147


Effective Dec. 15, 2008, each Fund pays custodian fees to JP Morgan Chase Bank, N.A. Prior to Dec. 15, 2008, each Fund had a custodian agreement with Ameriprise Trust Company, a subsidiary of Ameriprise Financial. For the period from Feb. 1, 2008 through Dec. 15, 2008, the Funds did not pay any custodian fees directly to Ameriprise Trust Company.


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  93

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


3. SECURITIES TRANSACTIONS

For the year ended Jan. 31, 2009, cost of purchases and proceeds from sales of investments in underlying affiliated funds aggregated for each Fund are as follows:

FUND                                                               PURCHASES       PROCEEDS
---------------------------------------------------------------------------------------------
Conservative Fund                                                $123,246,508    $ 49,346,625
Moderate Conservative Fund                                        182,039,151     106,268,764
Moderate Fund                                                     520,997,112     334,044,353
Moderate Aggressive Fund                                          436,309,671     341,882,902
Aggressive Fund                                                   215,798,253     169,161,049
Total Equity Fund                                                 160,887,435     120,039,866


Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for each Fund for the periods indicated are as follows:

                                                                     YEAR ENDED JAN. 31, 2009
                                                                 ISSUED FOR
                                                                 REINVESTED                        NET
FUND                                                  SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------------------------------------
Conservative Fund
    Class A                                        12,135,582      517,871     (6,447,634)       6,205,819
    Class B                                         3,555,606      129,605     (2,787,018)         898,193
    Class C                                           979,697       30,392       (512,850)         497,239
    Class R4                                               --           57             --               57
Moderate Conservative Fund
    Class A                                        16,256,903      983,414    (10,453,018)       6,787,299
    Class B                                         3,776,451      192,614     (3,790,688)         178,377
    Class C                                           969,070       45,002       (627,368)         386,704
    Class R4                                              324           70         (1,440)          (1,046)
Moderate Fund
    Class A                                        38,781,832    2,187,244    (24,704,406)      16,264,670
    Class B                                         7,990,722      375,692     (8,201,850)         164,564
    Class C                                         2,169,214       78,519     (1,250,975)         996,758
    Class R4                                               --          292             --              292
Moderate Aggressive Fund
    Class A                                        28,638,021    2,541,544    (23,305,482)       7,874,083
    Class B                                         5,819,320      387,301     (6,664,485)        (457,864)
    Class C                                         1,480,585       72,561       (950,641)         602,505
    Class R4                                              179        2,534             --            2,713
Aggressive Fund
    Class A                                        13,475,587    1,009,824    (10,050,232)       4,435,179
    Class B                                         2,265,599       99,351     (2,713,654)        (348,704)
    Class C                                           670,525       22,155       (394,849)         297,831
    Class R4                                           16,664          578         (5,988)          11,254
Total Equity Fund
    Class A                                        13,074,766      589,485     (9,393,966)       4,270,285
    Class B                                         1,777,325       67,210     (2,326,250)        (481,715)
    Class C                                           547,993       13,522       (321,740)         239,775
    Class R4                                            4,021          228         (7,442)          (3,193)
--------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
94  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                     YEAR ENDED JAN. 31, 2008
                                                                 ISSUED FOR
                                                                 REINVESTED                        NET
FUND                                                  SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------------------------------------
Conservative Fund
    Class A                                         5,740,180      698,789     (3,421,579)       3,017,390
    Class B                                         1,746,465      237,061     (1,434,794)         548,732
    Class C                                           382,937       40,415       (171,400)         251,952
    Class R4                                               --          108             --              108
Moderate Conservative Fund
    Class A                                         9,993,615    2,009,467     (4,987,239)       7,015,843
    Class B                                         2,755,532      572,537     (2,462,588)         865,481
    Class C                                           634,069      115,406       (365,743)         383,732
    Class R4                                            1,338          270             --            1,608
Moderate Fund
    Class A                                        25,011,505    6,993,088    (13,475,733)      18,528,860
    Class B                                         6,509,827    1,772,902     (5,927,374)       2,355,355
    Class C                                         1,344,626      305,408       (615,474)       1,034,560
    Class R4                                            9,628          915        (10,322)             221
Moderate Aggressive Fund
    Class A                                        21,319,298    9,901,614    (15,493,143)      15,727,769
    Class B                                         4,915,067    2,138,482     (5,262,188)       1,791,361
    Class C                                         1,231,273      342,212       (590,555)         982,930
    Class R4                                           47,165        9,206         (8,454)          47,917
Aggressive Fund
    Class A                                         9,560,036    5,649,497     (7,009,857)       8,199,676
    Class B                                         2,027,918    1,215,200     (2,222,898)       1,020,220
    Class C                                           513,735      188,227       (245,846)         456,116
    Class R4                                            7,521        1,605         (4,942)           4,184
Total Equity Fund
    Class A                                         8,843,019    5,391,056     (6,591,204)       7,642,871
    Class B                                         1,799,101    1,132,079     (2,108,583)         822,597
    Class C                                           443,315      185,799       (219,842)         409,272
    Class R4                                              794        2,141         (2,820)             115
--------------------------------------------------------------------------------------------------------------


5. INVESTMENTS IN UNDERLYING AFFILIATED FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At Jan. 31, 2009, each Fund held the following positions, which exceed 5% of the underlying fund's shares outstanding:

Conservative Fund

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond Fund                                           28.90%


Moderate Conservative Fund

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Limited Duration Bond Fund                                           29.66%
RiverSource Income Opportunities Fund                                             6.18




--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  95

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Moderate Fund

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund                                    14.77%
RiverSource Income Opportunities Fund                                            13.11
RiverSource Global Bond Fund                                                     12.66
RiverSource Partners International Select Growth Fund                            10.14
RiverSource Real Estate Fund                                                      9.95
RiverSource Inflation Protected Securities Fund                                   9.82
RiverSource Partners International Small Cap Fund                                 8.74
RiverSource Partners Small Cap Growth Fund                                        8.31
RiverSource Diversified Bond Fund                                                 7.26
RiverSource Large Cap Value Fund                                                  6.62
Threadneedle International Opportunity Fund                                       6.34
RiverSource Absolute Return Currency and Income Fund                              6.18
RiverSource Partners Fundamental Value Fund                                       5.87
RiverSource Partners Aggressive Growth Fund                                       5.68


Moderate Aggressive Fund

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund                                    18.80%
RiverSource Partners International Select Growth Fund                            12.90
RiverSource Global Bond Fund                                                     12.09
RiverSource Partners International Small Cap Fund                                11.13
RiverSource Partners Small Cap Growth Fund                                       10.59
RiverSource Income Opportunities Fund                                            10.32
RiverSource Real Estate Fund                                                      9.61
RiverSource Inflation Protected Securities Fund                                   8.90
RiverSource Large Cap Value Fund                                                  8.51
Threadneedle International Opportunity Fund                                       8.05
RiverSource Partners Fundamental Value Fund                                       7.47
RiverSource Partners Aggressive Growth Fund                                       7.04
RiverSource Absolute Return Currency and Income Fund                              5.96
RiverSource Partners Select Value Fund                                            5.54
RiverSource Partners International Select Value Fund                              5.14


Aggressive Fund

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund                                    10.70%
RiverSource Partners International Select Growth Fund                             7.36
RiverSource Partners International Small Cap Fund                                 6.35
RiverSource Partners Small Cap Growth Fund                                        6.05
RiverSource Income Opportunities Fund                                             5.49


Total Equity Fund

UNDERLYING FUND                                                         PERCENT OF SHARES HELD
----------------------------------------------------------------------------------------------
RiverSource Large Cap Value Fund                                                 12.39%
RiverSource Disciplined Large Cap Growth Fund                                    10.94
RiverSource Partners International Select Growth Fund                             7.53
RiverSource Partners International Small Cap Fund                                 6.45
RiverSource Partners Small Cap Growth Fund                                        5.18




--------------------------------------------------------------------------------
96  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


6. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, capital loss carry-overs at Jan. 31, 2009 that will expire in 2017 were as follows:

FUND                                                                         CARRY-OVER
---------------------------------------------------------------------------------------
Moderate Conservative Fund                                                   $1,062,939
Moderate Fund                                                                 7,597,638
Moderate Aggressive Fund                                                      1,997,917
Aggressive Fund                                                               2,936,474
Total Equity Fund                                                             3,787,911


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses realized between Nov. 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Jan. 31, 2009, post-October losses that are treated as occurring on Feb. 1, 2009 were as follows:

FUND                                                                       POST-OCTOBER LOSS
--------------------------------------------------------------------------------------------
Conservative Fund                                                             $   192,230
Moderate Conservative Fund                                                      1,227,598
Moderate Fund                                                                   2,794,056
Moderate Aggressive Fund                                                       11,836,982
Aggressive Fund                                                                 7,869,755
Total Equity Fund                                                               7,468,889


It is unlikely the Board will authorize distributions of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a

--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  97

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. and Brian
T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
98  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND, RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND, RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND, RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND, RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND, AND RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in affiliated funds, of RiverSource Portfolio Builder Conservative Fund, RiverSource Portfolio Builder Moderate Conservative Fund, RiverSource Portfolio Builder Moderate Fund, RiverSource Portfolio Builder Moderate Aggressive Fund, RiverSource Portfolio Builder Aggressive Fund, and RiverSource Portfolio Builder Total Equity Fund (the Funds) (six of the portfolios constituting the RiverSource Market Advantage Series, Inc.) as of January 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through January 31, 2007, were audited by other auditors whose report dated March 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Market Advantage Series, Inc. at January 31, 2009, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
March 23, 2009


--------------------------------------------------------------------------------
                  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  99

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

RiverSource Portfolio Builder Conservative Fund
Fiscal year ended Jan. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      7.20%
    Dividends Received Deduction for corporations................      5.23%
    U.S. Government Obligations..................................     27.05%
CAPITAL GAIN DISTRIBUTION - the Fund designates $403,813 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

RiverSource Portfolio Builder Moderate Conservative Fund
Fiscal year ended Jan. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     12.44%
    Dividends Received Deduction for corporations................      8.87%
    U.S. Government Obligations..................................     23.73%
CAPITAL GAIN DISTRIBUTION -- the Fund designates $1,112,835 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

RiverSource Portfolio Builder Moderate Fund
Fiscal year ended Jan. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     18.45%
    Dividends Received Deduction for corporations................     12.95%
    U.S. Government Obligations..................................     21.35%
CAPITAL GAIN DISTRIBUTION -- the Fund designates $1,695,270 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

RiverSource Portfolio Builder Moderate Aggressive Fund
Fiscal year ended Jan. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     29.91%
    Dividends Received Deduction for corporations................     20.91%
    U.S. Government Obligations..................................     22.81%
CAPITAL GAIN DISTRIBUTION -- the Fund designates $2,186,206 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
100  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


RiverSource Portfolio Builder Aggressive Fund
Fiscal year ended Jan. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     52.12%
    Dividends Received Deduction for corporations................     36.36%
    U.S. Government Obligations..................................     14.86%
CAPITAL GAIN DISTRIBUTION -- the Fund designates $1,853,963 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

RiverSource Portfolio Builder Total Equity Fund
Fiscal year ended Jan. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     99.47%
    Dividends Received Deduction for corporations................     69.21%
    U.S. Government Obligations..................................      0.34%
CAPITAL GAIN DISTRIBUTION -- the Fund designates $2,445,217 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                 RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  101

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 163 funds, which includes 104 RiverSource funds and 59 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 64
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 66                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 64                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





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102  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Chief Executive Officer
                                                 and President, RiverSource Fund Distributors, Inc.
                                                 since 2008; Senior Vice President -- Chief Investment
                                                 Officer, Ameriprise Financial, Inc. and Chairman of the
                                                 Board and Chief Investment Officer, RiverSource
                                                 Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006*   RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT  103

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland      Chief Compliance      U.S. Asset Management Chief Compliance Officer,
100 Park Avenue            Officer since 2009*   RiverSource Investments, LLC since 2006;
New York, NY 10010                               Director -- Mutual Funds, Voyageur Asset Management,
Age 56                                           2003-2006; Director of Finance, Voyageur Asset
                                                 Management, 2000-2003
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Chief Compliance Officer, RiverSource Investments, LLC
2934 Ameriprise Financial  Prevention Officer    (J. & W. Seligman & Co. Incorporated prior to Nov.
Center                     since 2004            2008), for each of the investment companies of the
Minneapolis, MN 55474                            Seligman group of funds since 2004 and all RiverSource
Age 44                                           funds since 2009; Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer, RiverSource
                                                 Investments, LLC since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the investment companies of the Seligman group of
                                                 funds, 2004-2008
--------------------------------------------------------------------------------------------------------
* Effective February 2009, Ms. Lammers no longer serves as the Chief Compliance Officer for the funds and Ms. Hoagland now serves in that capacity.




PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
104  RIVERSOURCE PORTFOLIO BUILDER SERIES -- 2009 ANNUAL REPORT

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

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                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

NOTES --------------------------------------------------------------------------





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

THROUGH THE RIVERSOURCE INVESTMENTS FAMILY OF FUNDS, YOU CAN BUILD A DIVERSIFIED PORTFOLIO THAT IS DESIGNED TO HELP YOU REACH YOUR GOALS.


ADVANCED ALPHA(SM) STRATEGIES
RiverSource 120/20 Contrarian Equity Fund
RiverSource Absolute Return Currency and Income Fund
Threadneedle Global Extended Alpha Fund

ADVICE-BUILT(SM) SOLUTIONS

RIVERSOURCE INCOME BUILDER SERIES
RiverSource Income Builder Basic Income Fund
RiverSource Income Builder Enhanced Income Fund
RiverSource Income Builder Moderate Income Fund

RIVERSOURCE PORTFOLIO BUILDER SERIES
RiverSource Portfolio Builder Aggressive Fund
RiverSource Portfolio Builder Conservative Fund
RiverSource Portfolio Builder Moderate Fund
RiverSource Portfolio Builder Moderate Aggressive Fund
RiverSource Portfolio Builder Moderate Conservative Fund
RiverSource Portfolio Builder Total Equity Fund

RIVERSOURCE RETIREMENT PLUS(R) SERIES
RiverSource Retirement Plus 2010 Fund
RiverSource Retirement Plus 2015 Fund
RiverSource Retirement Plus 2020 Fund
RiverSource Retirement Plus 2025 Fund
RiverSource Retirement Plus 2030 Fund
RiverSource Retirement Plus 2035 Fund
RiverSource Retirement Plus 2040 Fund
RiverSource Retirement Plus 2045 Fund

RIVERSOURCE STRATEGIC ALLOCATION FUND

RIVERSOURCE BALANCED FUND

SINGLE-STRATEGY FUNDS

GROWTH FUNDS
RiverSource Partners Aggressive Growth Fund
RiverSource Disciplined Large Cap Growth Fund
RiverSource Global Technology Fund
RiverSource Growth Fund
RiverSource Mid Cap Growth Fund
RiverSource Partners Small Cap Growth Fund

BLEND FUNDS
RiverSource Disciplined Equity Fund
RiverSource Disciplined Small and Mid Cap Equity Fund
RiverSource Large Cap Equity Fund
RiverSource Precious Metals and Mining Fund
RiverSource Recovery and Infrastructure Fund
RiverSource S&P 500 Index Fund*
RiverSource Small Cap Advantage Fund
RiverSource Partners Small Cap Equity Fund
RiverSource Small Company Index Fund

VALUE FUNDS
RiverSource Disciplined Large Cap Value Fund
RiverSource Disciplined Small Cap Value Fund
RiverSource Diversified Equity Income Fund
RiverSource Dividend Opportunity Fund
RiverSource Equity Value Fund
RiverSource Partners Fundamental Value Fund
RiverSource Large Cap Value Fund
RiverSource Mid Cap Value Fund
RiverSource Real Estate Fund
RiverSource Partners Select Value Fund
RiverSource Partners Small Cap Value Fund

GLOBAL/INTERNATIONAL FUNDS
RiverSource Disciplined International Equity Fund
Threadneedle Emerging Markets Fund
Threadneedle European Equity Fund
Threadneedle Global Equity Fund
Threadneedle Global Equity Income Fund
RiverSource Partners International Select Growth Fund
Threadneedle International Opportunity Fund
RiverSource Partners International Select Value Fund
RiverSource Partners International Small Cap Fund

TAXABLE INCOME FUNDS
RiverSource Cash Management Fund**
RiverSource Diversified Bond Fund
RiverSource Emerging Markets Bond Fund
RiverSource Floating Rate Fund
RiverSource Global Bond Fund
RiverSource High Yield Bond Fund
RiverSource Income Opportunities Fund
RiverSource Inflation Protected Securities Fund
RiverSource Limited Duration Bond Fund
RiverSource Short Duration U.S. Government Fund
RiverSource Strategic Income Allocation Fund
RiverSource U.S. Government Mortgage Fund

TAX-EXEMPT FUNDS
RiverSource California Tax-Exempt Fund
RiverSource Intermediate Tax-Exempt Fund
RiverSource Minnesota Tax-Exempt Fund
RiverSource New York Tax-Exempt Fund
RiverSource Tax-Exempt Bond Fund
RiverSource Tax-Exempt High Income Fund
RiverSource Tax-Exempt Money Market Fund**



You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus of any of the funds listed above, which contains this and other important information about the funds, contact your financial institution or visit riversource.com/funds. Read the prospectus carefully before investing.

Investment products, including shares of mutual funds, involve risks including possible loss of principal and fluctuation in value. Investing in certain funds involves special risks, such as those related to investments in foreign securities, small- and mid-capitalization stocks, fixed income securities (especially high-yield securities), and funds which focus their investments in a particular sector, such as real estate, technology and precious metals. See each fund's prospectus for specific risks associated with the fund.

 * "Standard & Poors(R)," "S&P," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks have been licensed for use by Ameriprise Financial, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the fund.

** AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE
   FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


--------------------------------------------------------------------------------
                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

(RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE PORTFOLIO BUILDER SERIES
734 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

RIVERSOURCE.COM/FUNDS

This report must be accompanied or preceded by the Fund's
current prospectus. RiverSource(R) mutual funds are distributed by RiverSource Distributors, Inc., and RiverSource Fund
Distributors, Inc., Members FINRA, and managed by RiverSource
Investments, LLC. RiverSource is part of Ameriprise Financial,
Inc.
(C) 2009 RiverSource Investments, LLC.                           S-6282 H (4/09)